================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

______CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                         41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                      55479
(Address of principal executive offices)                    (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                 CREDIT & ASSET REPACKAGING VEHICLE CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    13-4182182
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


85 BROAD STREET
NEW YORK, NEW YORK                                          10004
Address of principal executive offices)                     (Zip code)

                          -----------------------------
  PUBLIC CREDIT AND REPACKAGED SECURITIES (PCARS) TRUST ALLSTATE FINANCING II
                           CERTIFICATES SERIES 2001-1
                       (Title of the indenture securities)
================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.  Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
                           Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.   a.   A copy of the Articles of Association of the trustee
                           now in effect.***

         Exhibit 2.   a.   A copy of the certificate of authority of the trustee
                           to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern
                           National Bank of Minneapolis.*

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                      c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                      d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                      e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                      f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.        Attached

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.







         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.






                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the

United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 26th day of September 2001.






                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Robert L. Reynolds
                                            ----------------------
                                            Robert L. Reynolds
                                            Vice President

                                    EXHIBIT 6




September 26, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Robert L. Reynolds
                                            ----------------------
                                            Robert L. Reynolds
                                            Vice President

                                    EXHIBIT 7

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-0081
Federal Financial Institutions Examination Council                               Expires March 31, 2004
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                                                                                 Please refer to page i,                     [  1  ]
                                                                                 Table of Contents, for
                                                                                 the required disclosure
                                                                                 of estimated burden.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031



REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2001                         20010630
                                                                      --------
                                                                      (RCRI 9999)
This report is required by law: 12 U.S.C. ss.324 (State               This report form is to be filed by banks with domestic offices
member banks); 12 U.S.C. ss.1817 (State nonmember banks);             only.  Banks with foreign offices (as defined in the
and 12 U.S.C. ss.161 (National banks).                                instructions) must file FFIEC 031.
------------------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed              The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be          accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State
nonmember banks and three directors for State member and              We, the undersigned directors (trustees), attest to the
National banks.                                                       correctness of the Report of Condition (including the
                                                                      supporting schedules) for this report date and declare that it
I, JAMES E. HANSON, VICE PRESIDENT                                    has been examined by us and to the best of our knowledge
________________________________________________                      and belief has been prepared in conformance with the
Name and Title of Officer Authorized to Sign Report                   instructions issued by the appropriate Federal regulatory
                                                                      authority and is true and correct.

of the named bank do hereby declare that the Reports of               /s/ James R. Campbell
Condition and Income (including the supporting schedules)             ------------------------------------------------
for this report date have been prepared in conformance with           Director (Trustee)
the instructions issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge and belief.         /s/ Randy G. Smith
                                                                      ------------------------------------------------
/s/ James E. Hanson                                                   Director (Trustee)
------------------------------------------------
Signature of Officer Authorized to Sign Report                        /s/ Gerald B. Stenson
                                                                      ------------------------------------------------
                                                                      Director (Trustee)
------------------------------------------------
Date of Signature
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SUBMISSION OF REPORTS                                                    (if other than EDS) must transmit the bank's computer data file to EDS.
Each bank must prepare its Reports of Condition and Income
either:                                                               For electronic filing assistance, contact EDS call
                                                                      Report Services, 2150 N. Prospect Ave., Milwaukee,
(a)  in electronic form and then file the computer data file          WI 53202, telephone (800) 255-1571.
     directly with the banking agencies' collection agent,
     Electronic Data Systems Corporation (EDS), by modem or           To fulfill the signature and attestation requirement for the
     on computer diskette; or                                         Reports of Condition and Income for this report date, attach
(b)  in hard-copy (paper) form and arrange for another party          this signature page (or a photocopy or a computer-generated
     to convert the paper report to electronic form.  That party      version of this page) to the hard-copy record of the complete report that the bank places in its files.
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FDIC Certificate Number:                                      05208   WELLS FARGO BANK MINNESOTA, N.A.
                                                              -----   ________________________________________________
                                                        (RCRI 9050)   Legal Title of Bank (TEXT 9010)
HTTP://WWW.WELLSFARGO.COM
------------------------------------------------
Primary Internet Web Address of Bank                                  MINNEAPOLIS
(Home Page), if any (TEXT 4087)                                       ________________________________________________
(Example: www.examplebank.com)                                        City (TEXT 9130)

                                                                      MN                                   55479
                                                                      ------------------------------------------------
                                                                      State Abbrev. (TEXT 9200)            Zip Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


                                                                                                                           FFIEC 031
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR                                                                             Page i
A BANK WITH DOMESTIC OFFICES ONLY                                                                                            [  2  ]
------------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                         Cover

REPORT OF INCOME                                                      REPORT OF CONDITION
Schedule RI - Income Statement                         RI-1, 2, 3     Schedule RC - Balance Sheet                         RC-1, 2
Schedule RI-A - Changes in Equity Capital              RI-4           Schedule RC-A - Cash and Balances Due
Schedule RI-B - Charge-offs and Recoveries on                         From Depository Institutions                        RC-3
Loans and Leases and Changes in Allowance                             Schedule RC-B - Securities                          RC-3, 4, 5
for Loan and Lease Losses                              RI-4, 5        Schedule RC-C - Loans and Lease Financing
                                                                      Receivables:
Schedule RI-D - Income from                                           Part I. Loans and Leases                            RC-6, 7
International Operations                               RI-6           Part II. Loans to Small Businesses and
Schedule RI-E - Explanations                           RI-6, 7        Small Farms (to be completed for the
                                                                      June report only; not included in the forms
                                                                      for the September and December reports)             RC-7a, 7b
                                                                      Schedule RC-D - Trading Assets and Liabilities
DISCLOSURE OF ESTIMATED BURDEN                                        (to be completed only by selected banks)            RC-8
The estimated average burden associated with this information         Schedule RC-E - Deposit Liabilities                 RC-9, 10
collection is 35.5 hours per respondent and is estimated to vary      Schedule RC-F - Other Assets                        RC-11
from 14 to 500 hours per response, depending on individual            Schedule RC-G - Other Liabilities                   RC-11
circumstances. Burden estimates include the time for reviewing        Schedule RC-H - Selected Balance Sheet Items
instructions, gathering and maintaining data in the required          for Domestic Offices                                RC-12
form, and completing the information collection, but exclude          Schedule RC-I - Assets and Liabilities of IBFs      RC-12
the time for compiling and maintaining business records in the        Schedule RC-K - Quarterly Averages                  RC-13
normal course of a respondent's activities. A Federal agency          Schedule RC-L - Derivatives and
may not conduct or sponsor, and an organization (or a person)         Off-Balance Sheet Items                             RC-14, 15
is not required to respond to a collection of information, unless     Schedule RC-M - Memoranda                           RC-16
it displays a currently valid OMB control number. Comments            Schedule RC-N - Past Due and Nonaccrual
concerning the accuracy of this burden estimate and suggestions       Loans, Leases, and Other Assets                     RC-17, 18
for reducing this burden should be directed to the Office of          Schedule RC-O - Other Data for Deposit
Information and Regulatory Affairs, Office of Management and          Insurance and FICO Assessments                      RC-19, 20
Budget, Washington, D.C. 20503, and to one of the following:          Schedule RC-R - Regulatory Capital                  RC-21,22,
                                                                                                                          23,24
Secretary                                                             Schedule RC-S - Securitization and
Board of Governors of the Federal Reserve System                      Asset Sales Activities                              RC-25,26,
Washington, D.C. 20551                                                                                                    27,27a
                                                                      Schedule RC-T - Fiduciary and Related Services (to be
Legislative and Regulatory Analysis Division                          completed beginning December 31, 2001)             RC-28,29,30
Office of the Comptroller of the Currency                             Optional Narrative Statement Concerning
Washington, D.C. 20219                                                the Amounts Reported in the Reports
                                                                      of Condition and Income                                RC-31
Assistant Executive Secretary
Federal Deposit Insurance Corporation                                 Special Report (to be completed by all banks)
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control
Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and
5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.


WELLS FARGO BANK MINNESOTA, N.A.                                                                                           FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                             RI-1
MINNEAPOLIS
------------------------------------------------
City                                                                                                                         [  3  ]
MN                                        55479
------------------------------------------------
State                                     Zip Code

FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2001 - JUNE 30, 2001

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                               Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Interest Income:
 a. Interest and fee income on loans:
  (1) In domestic offices:
   (a) Loans secured by real estate                                                          4011       530,769     1.a.1.a
   (b) Loans to finance agricultural production and other loans to farmers                   4024         7,946     1.a.1.b
   (c) Commercial and industrial loans                                                       4012       226,049     1.a.1.c
   (d) Loans to individuals for household, family, and other personal expenditures:
    (1) CREDIT CARDS                                                                         B485        92,487     1.a.1.d.1
    (2) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS, AND REVOLVING
        CREDIT PLANS OTHER THAN CREDIT CARDS)                                                B486        60,708     1.a.1.d.2
   (e) Loans to foreign governments and official institutions                                4056             0     1.a.1.e
   (F) ALL OTHER LOANS IN DOMESTIC OFFICES                                                   B487        96,708     1.a.1.f
  (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                          4059           230     1.a.2
  (3) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))       4010     1,014,897     1.a.3
 B. INCOME FROM LEASE FINANCING RECEIVABLES                                                  4065        74,122     1.b
 C. INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY INSTITUTIONS: (1)                        4115           776     1.c
 d. Interest and dividend income on securities:
  (1) U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
      MORTGAGE-BACKED SECURITIES)                                                            B488        12,185     1.d.1
  (2) MORTGAGE-BACKED SECURITIES                                                             B489        35,337     1.d.2
  (3) ALL OTHER SECURITIES (INCLUDES SECURITIES ISSUED BY STATES AND POLITICAL
      SUBDIVISIONS IN THE U.S.)                                                              4060        19,232     1.d.3
 e. Interest income from trading assets                                                      4069           276     1.e
 f. Interest income on federal funds sold and securities purchased under agreements to
    resell                                                                                   4020       403,242     1.f
 G. OTHER INTEREST INCOME                                                                    4518         8,673     1.g
 h. Total interest income (sum of items 1.a.(3) through 1.g)                                 4107     1,568,740     1.h
2. Interest expense:
 a. Interest on deposits:
  (1) Interest on deposits in domestic offices:
   (a) Transaction accounts (NOW accounts, ATS accounts, and
       telephone and preauthorized transfer accounts)                                        4508         2,603     2.a.1.a
   (b) Nontransaction accounts:
    (1) SAVINGS DEPOSITS (INCLUDES MMDAS)                                                    0093       117,671     2.a.1.b.1
    (2) Time deposits of $100,000 or more                                                    A517         9,210     2.a.1.b.2
    (3) Time deposits of less than $100,000                                                  A518        52,067     2.a.1.b.3
    (2) Interest on deposits in foreign offices, Edge and agreement subsidiaries, and IBFs   4172       187,538     2.a.2
 b. Expense of federal funds purchased and securities sold under agreements to
    repurchase                                                                               4180       234,614     2.b
 c. Interest on trading liabilities and other borrowed money                                 4185       166,292     2.c
-----------
(1) Includes interest income on time certificates of deposits not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.                                                                                           FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                             RI-2

FDIC Certificate Number - 05208                                                                                              [  4  ]

SCHEDULE RI--CONTINUED

                                                                                                    Year-to-date
                                                               Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
2. Interest expense (continued):
 d. Interest on subordinated notes and debentures                                            4200             0     2.d
 e. Total interest expense (sum of items 2.a through 2.d)                                    4073       769,995     2.e
3. Net interest income (item 1.h minus 2.e)                                                  4074       798,745     3
4. PROVISION FOR LOAN AND LEASE LOSSES                                                       4230        49,699     4
5. Noninterest income:
 a. Income from fiduciary activities (1)                                                     4070       143,404     5.a
 b. Service charges on deposit accounts in domestic offices                                  4080        67,051     5.b
 c. Trading revenue (2)                                                                      A220           515     5.c
 D. INVESTMENT BANKING, ADVISORY, BROKERAGE, AND UNDERWRITING FEES
    AND COMMISSIONS                                                                          B490        31,435     5.d
 E. VENTURE CAPITAL REVENUE                                                                  B491             0     5.e
 F. NET SERVICING FEES                                                                       B492             1     5.f
 G. NET SECURITIZATION INCOME                                                                B493             0     5.g
 H. INSURANCE COMMISSIONS AND FEES                                                           B494        17,753     5.h
 I. NET GAINS (LOSSES) ON SALES OF LOANS AND LEASES                                          5416           675     5.i
 J. NET GAINS (LOSSES) ON SALES OF OTHER REAL-ESTATE OWNED                                   5415           118     5.j
 K. NET GAINS (LOSSES) ON SALES OF OTHER ASSETS (EXCLUDING SECURITIES)                       B496           555     5.k
 l. Other noninterest income*                                                                B497       198,969     5.l
 m. Total noninterest income (sum of items 5.a through 5.l)                                  4079       460,476     5.m
6. a. Realized gains (losses) on held-to-maturity securities                                 3521             0     6.a
 b. Realized gains (losses) on available-for-sale securities                                 3196         2,332     6.b
7. Noninterest expense:
 a. Salaries and employee benefits                                                           4135       257,275     7.a
 b. Expenses of premises and fixed assets (net of rental income)
    (excluding salaries and employee benefits and mortgage interest)                         4217        54,090     7.b
 C. AMORTIZATION EXPENSE OF INTANGIBLE ASSETS (INCLUDING GOODWILL)                           4531         5,628     7.c
 d. Other noninterest expense *                                                              4092       385,915     7.d
 e. Total noninterest expense (sum of items 7.a through 7.d)                                 4093       702,908     7.e
8. Income (loss) before income taxes and extraordinary
   items, and other adjustments (item 3 plus or minus items 4, 5.m,
   6.a, 6.b, and 7.e)                                                                        4301       508,946     8
9. Applicable income taxes (on item 8)                                                       4302       187,617     9
10. Income (loss) before extraordinary items and other adjustments
   (item 8 minus item 9)                                                                     4300       321,329     10
11. Extraordinary items and other adjustments, net of income taxes *                         4320             0     11
12. Net income (loss) (sum of items 10 and 11)                                               4340       321,329     12

-----------
* Describe on Schedule RI-E - Explanations.
(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

WELLS FARGO BANK MINNESOTA, N.A.                                                                                           FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                             RI-3

FDIC Certificate Number - 05208                                                                                              [  5  ]

SCHEDULE RI--CONTINUED


                                                                                                    Year-to-date
                                                               Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired
   after August 7, 1986, that is not deductible for federal income tax purposes              4513           278     M.1
2. Income from the sale and servicing of mutual funds and annuities in domestic
   offices (included in Schedule RI, item 8)                                                 8431         1,585     M.2
3. INCOME ON TAX-EXEMPT LOANS AND LEASES TO STATES AND POLITICAL SUBDIVISIONS IN
   THE U.S. (INCLUDED IN SCHEDULE RI, ITEMS 1.A AND 1.B)                                     4313           817     M.3
4. Income on tax-exempt securities issued by states and political subdivisions in the
   U.S. (included in Schedule RI, item 1.d.(3))                                              4507         5,827     M.4
5. Number of full-time equivalent employees at end of current period (round to                          NUMBER
   nearest whole number)                                                                     4150         7,284     M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying push down      CCYY/ MM / DD
   accounting this calendar year, report the date of the bank's acquisition (1)              9106           N/A     M.7
8. Trading revenue (from cash instruments and derivative instruments) (sum of
   Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (TO BE
   COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7)
   OF $2 MILLION OR MORE FOR ANY QUARTER OF THE
   PRECEDING CALENDAR YEAR.):                                                                RIAD  Bil|Mil|Thou
 a. Interest rate exposures                                                                  8757           400     M.8.a
 b. Foreign exchange exposures                                                               8758           115     M.8.b
 c. Equity security and index exposures                                                      8759             0     M.8.c
 d. Commodity and other exposures                                                            8760             0     M.8.d
9. Impact on income of derivatives held for purposes other than trading:                     RIAD  Bil|Mil|Thou
 a. Net increase (decrease) to interest income                                               8761             0     M.9.a
 b. Net (increase) decrease to interest expense                                              8762             0     M.9.b
 c. Other (noninterest) allocations                                                          8763             0     M.9.c
10. Credit losses on derivatives (see instructions)                                          A251             0     M.10
11. Does the reporting bank have a Subchapter S election in effect for                                 YES / NO
    federal income tax purposes for the current tax year ?                                   A530          NO       M.11
-----------
(1) For example, a bank acquired on June 1, 2001, would report 20010601

WELLS FARGO BANK MINNESOTA, N.A.                                                                                           FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                             RI-4

FDIC Certificate Number - 05208                                                                                              [  6  ]

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                               Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. TOTAL EQUITY CAPITAL MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000, REPORTS
   OF CONDITION AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF
   INCOME)                                                                                   3217     3,084,474     1
2. RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES IN
   ACCOUNTING PRINCIPLES*                                                                    B507             0     2
3. BALANCE END OF PREVIOUS CALENDAR YEAR AS RESTATED (SUM OF ITEMS 1 AND 2)                  B508     3,084,474     3
4. Net income (loss) (must equal Schedule RI, item 12)                                       4340       321,329     4
5. SALE, CONVERSION, ACQUISITION, OR RETIREMENT OF CAPITAL STOCK, NET (EXCLUDING
   TREASURY STOCK TRANSACTIONS)                                                              B509             0     5
6. TREASURY STOCK TRANSACTIONS, NET                                                          B510             0     6
7. Changes incident to business combinations, net                                            4356        23,496     7
8. LESS: Cash dividends declared on preferred stock                                          4470             0     8
9. LESS: Cash dividends declared on common stock                                             4460       245,000     9
10. OTHER COMPREHENSIVE INCOME (1)                                                           B511        11,094     10
11. Other transactions with parent holding company * (not included in items 5, 6, 8, or
    9 above)                                                                                 4415        54,188     11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal       3210     3,249,581     12
    Schedule RC, item 28)

-----------
* Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains
    (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
                   AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
                                                                                 ( Column A )          ( Column B )
PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH                             Charge-offs (1)          Recoveries
THE ALLOCATED TRANSFER RISK RESERVE.                                        ------------------------------------------
                                                                                      Calendar year-to-date
                                                                            ------------------------------------------
                                             Dollar Amounts in Thousands    RIAD    Bil|Mil|Thou    RIAD  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
 A. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS IN
    DOMESTIC OFFICES                                                        3582            8       3583        91     1.a
 b. Secured by farmland in domestic offices                                 3584          275       3585        16     1.b
 c. Secured by 1-4 family residential properties in domestic offices:
  (1) Revolving, open-end loans secured by 1-4 family residential
      properties and extended under lines of credit                         5411          247       5412         2     1.c.1
  (2) Closed-end loans secured by 1-4 family residential properties         5413          354       5414       606     1.c.2
 d. Secured by multifamily (5 or more) residential properties in
    domestic offices                                                        3588            0       3589         0     1.d
 e. Secured by nonfarm nonresidential properties in domestic offices        3590          841       3591       858     1.e
 F. IN FOREIGN OFFICES                                                      B512            0       B513         0     1.f
2. Loans to depository institutions and acceptances of other banks:
 a. To U.S. banks and other U.S. depository institutions                    4653            0       4663         0     2.a
 b. To foreign banks                                                        4654            0       4664         0     2.b
3. Loans to finance agricultural production and other loans to farmers      4655            3       4665       425     3
4. Commercial and industrial loans:
 a. To U.S. addressees (domicile)                                           4645       19,064       4617     1,751     4.a
 b. To non-U.S. addressees (domicile)                                       4646            0       4618         0     4.b
5. Loans to individuals for household, family, and other personal expenditures:
 A. CREDIT CARDS                                                            B514       34,846       B515     1,034     5.a
 B. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS          B516       10,666       B517     4,780     5.b
    AND REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS)

-----------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.

WELLS FARGO BANK MINNESOTA, N.A.                                                                                           FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                             RI-5

FDIC Certificate Number - 05208                                                                                              [  7  ]

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED                                                                ( Column A )          ( Column B )
                                                                               Charge-offs (1)          Recoveries
                                                                            ------------------------------------------
                                                                                      Calendar year-to-date
                                                                            ------------------------------------------
                                             Dollar Amounts in Thousands    RIAD    Bil|Mil|Thou    RIAD  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
6. Loans to foreign governments and official institutions                   4643            0       4627         0     6
7. All other loans                                                          4644          715       4628        42     7
8. Lease financing receivables:
 a. To U.S. addressees (domicile)                                           4658            0       4668         0     8.a
 b. To non-U.S. addressees (domicile)                                       4659            0       4669         0     8.b
9. Total (sum of items 1 through 8)                                         4635       67,019       4605     9,605     9

MEMORANDA                                                                        ( Column A )          ( Column B )
                                                                               Charge-offs (1)          Recoveries
                                                                            ------------------------------------------
                                                                                      Calendar year-to-date
                                                                            ------------------------------------------
                                             Dollar Amounts in Thousands    RIAD    Bil|Mil|Thou    RIAD  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above                              5409            0       5410         0     M.1
2. Loans secured by real estate to non-U.S. addresses (domicile)            4652            0       4662         0     M.2
   (included in Schedule RI-B, part I, item 1, above):

-----------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                               Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. BALANCE MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000 , REPORTS OF
CONDITION AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME)               B522                    259,516  1
2. Recoveries (must equal part I, item 9, column B above)                                   4605                      9,605  2
3. LESS: Charge-offs (sum of part I, item 9, column A above and Schedule RI-E, item
6.a)                                                                                        C079                     67,019  3
4. PROVISION FOR LOAN AND LEASE LOSSES (MUST EQUAL SCHEDULE RI, ITEM 4)                     4230                     49,699  4
5. Adjustments * (see instructions for this schedule)                                       4815                     25,705  5
6. Balance end of current period (sum of items 1 through 5)                                 3123                    277,506  6
(must equal Schedule RC, item 4.c)
-----------
* Include as a negative number write-downs arising from transfers of loans to the held-for-sale account. Describe all adjustments on Schedule
RI-E--Explanations, item 6.

WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RI-6

FDIC Certificate Number - 05208                                                                                             [  8  ]

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN
10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

                                                                                                       Year-to-Date
                                                               Dollar Amounts in Thousands   RIAD      Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. INTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS:
A. GROSS INTEREST INCOME                                                                    B523       N/A         1.a
B. GROSS INTEREST EXPENSE                                                                   B524       N/A         1.b
2. NET INTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS (ITEM 1.A MINUS 1.B)        B525       N/A         2.
3. Noninterest income and expense attributable to international operations:
a. Noninterest income attributable to international operations                              4097       N/A         3.a
b. Provision for loan and lease losses attributable to international operations             4235       N/A         3.b
c. Other noninterest expense attributable to international operations                       4239       N/A         3.c
d. Net noninterest income (expense) attributable to international operations (item 3.a
minus 3.b and 3.c)                                                                          4843       N/A         3.d
4. Estimated pretax income attributable to international operations before capital
allocation adjustment (sum of items 2 and 3.d)                                              4844       N/A         4
5. Adjustment to pretax income for internal allocations to international operations to
reflect the effects of equity capital on overall bank funding costs                         4845       N/A         5
6. Estimated pretax income attributable to international operations after capital
allocation adjustment (sum of items 4 and 5)                                                4846       N/A         6
7. Income taxes attributable to income from international operations as estimated in
item 6                                                                                      4797       N/A         7
8. Estimated net income attributable to international operations (item 6 minus 7)           4341       N/A         8

WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RI-7

FDIC Certificate Number - 05208                                                                                             [  9  ]

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                                                                                       Year-to-Date
                                                               Dollar Amounts in Thousands   RIAD      Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. OTHER NONINTEREST INCOME (FROM SCHEDULE RI, ITEM 5.L) ITEMIZE AND DESCRIBE
THE THREE LARGEST AMOUNTS THAT EXCEED 1% OF THE SUM OF SCHEDULE RI, ITEMS 1.H
AND 5.M:
     TEXT
a. C013 Income and fees from the printing and sale of checks                                C013            0      1.a
b. C014 Earnings on/increase in value of cash surrender value of life insurance             C014            0      1.b
c. C016 Income and fees from automated teller machines (ATMs)                               C016            0      1.c
d. 4042 Rent and other income from other real estate owned                                  4042            0      1.d
e. C015 Safe deposit box rent                                                               C015            0      1.e
f. 4461 Affiliate service fee                                                               4461       90,258      1.f
g. 4462 Credit card loan fees                                                               4462       61,302      1.g
h. 4463                                                                                     4463            0      1.h
2. OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.D):
ITEMIZE AND DESCRIBE THE THREE LARGEST AMOUNTS THAT EXCEED 1% OF THE SUM OF OF
SCHEDULE RI, ITEMS 1.H AND 5.M:
     TEXT
a. C017 Data processing expenses                                                            C017            0      2.a
b. 0497 Advertising and marketing expenses                                                  0497            0      2.b
c. 4136 Director's fees                                                                     4136            0      2.c
d. C018 Printing, stationary, and supplies                                                  C018            0      2.d
e. 8403 Postage                                                                             8403            0      2.e
f. 4141 Legal fees and expenses                                                             4141            0      2.f
g. 4146 FDIC deposit insurance assessments                                                  4146            0      2.g
h. 4464 Affiliate expense allocation                                                        4464      180,752      2.h
I. 4467                                                                                     4467            0      2.I
j. 4468                                                                                     4468            0      2.j
3. Extraordinary items and other adjustments and applicable income tax effect (from
Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
     TEXT
a. (1) 6373 Effect of adopting FAS 133, "Accounting for Derivative Instruments and
Hedging Activities"                                                                         6373            0      3.a.1
(2) Applicable income tax effect                                                            4486            0      3.a.2
b. (1) 4487                                                                                 4487            0      3.b.1
(2) Applicable income tax effect                                                            4488            0      3.b.2
c. (1) 4489                                                                                 4489            0      3.c.1
(2) Applicable income tax effect                                                            4491            0      3.c.2


WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RI-8

FDIC Certificate Number - 05208                                                                                             [  10 ]

SCHEDULE RI-E--CONTINUED

                                                                                                       Year-to-Date
                                                               Dollar Amounts in Thousands   RIAD      Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
4. RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES IN
ACCOUNTING PRINCIPLES (from Schedule RI-A, item 2) (itemize and describe all restatements):
     TEXT
a. B526                                                                                     B526       0       4.a
b. B527                                                                                     B527       0       4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
(itemize and describe all such transactions):
     TEXT
a. 4498 Capital infusion                                                                    4498       54,188  5.a
b. 4499                                                                                     4499       0       5.b
6. ADJUSTMENTS TO ALLOWANCE FOR LOAN AND LEASE LOSSES (FROM SCHEDULE RI-B,
PART II, ITEM 5) (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
     TEXT
a. 5523 Write-downs arising from transfers of loans in the held-for-sale account            5523       0       6.a
b. 4522 Loan purchase                                                                       4522       25,705  6.b
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income): RIAD
X = NO COMMENT - Y = COMMENT ________                                   /4769/ X
Other explanations (please type or print clearly):
     TEXT ( 70 CHARACTERS PER LINE )
4769
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________
    __________________________________________________________


WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------                                                                               RC-1
Legal Title of Bank
MINNEAPOLIS
------------------------------------------------                                                                            [  11 ]
City
MN                                        55479
------------------------------------------------
State                                  Zip Code

FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                              Dollar Amounts in Thousands   RCFD      Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin (1)                                   0081       1,511,091       1.a
b. Interest-bearing balances (2)                                                            0071          40,664       1.b
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A)                               1754               0       2.a
b. Available-for-sale securities (from Schedule RC-B, column D)                             1773      12,060,059       2.b
3. Federal funds sold and securities purchased under agreements to resell                   1350      18,186,756       3
4. Loans and lease financing receivables (from Schedule RC-C):
A. LOANS AND LEASES HELD FOR SALE                                                           5369       2,405,215       4.a
B. LOANS AND LEASES, NET OF UNEARNED INCOME                                                 B528      18,568,274       4.b
c. LESS: Allowance for loan and lease losses                                                3123         277,506       4.c
D. LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE (ITEM 4.B MINUS 4.C)              B529       8,290,768       4.d
5. Trading assets (from Schedule RC-D)                                                      3545          31,782       5
6. Premises and fixed assets (including capitalized leases)                                 2145         164,883       6
7. Other real estate owned (from Schedule RC-M)                                             2150           3,825       7
8. Investments in unconsolidated subsidiaries and associated companies (from
Schedule RC-M)                                                                              2130               0       8
9. Customers' liability to this bank on acceptances outstanding                             2155           4,607       9
10. Intangible assets
A. GOODWILL                                                                                 3163         142,236       10.a
B. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)                                             0426           2,850       10.b
11. Other assets (from Schedule RC-F)                                                       2160       1,308,434       11
12. Total assets (sum of items 1 through 11)                                                2170       9,153,170       12

-----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RC-2

FDIC Certificate Number - 05208                                                                                             [  12  ]

SCHEDULE RC--CONTINUED
                                                               Dollar Amounts in Thousands             Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                               RCON
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)        2200      21,753,983       13.a
(1) Noninterest-bearing (1)                          6631                 11,528,299                                   13.a.1
(2) Interest-bearing                                 6636                 10,225,684                                   13.a.2
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                            RCFN
(from Schedule RC-E, part II)                                                               2200      5,138,796        13.b
(1) Noninterest-bearing                              6631                      9,307                                   13.b.1
(2) Interest-bearing                                 6636                  5,129,489        RCFD                       13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase              2800       2,339,754       14
15. Trading liabilities (from Schedule RC-D)                                                3548          24,635       15
16. OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS
UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M):                                             3190       5,872,485       16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                2920           4,607       18
19. Subordinated notes and debentures(2)                                                    3200               0       19
20. Other liabilities (from Schedule RC-G)                                                  2930         769,329       20
21. Total liabilities (sum of items 13 through 20)                                          2948      35,903,589       21
22. MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                          3000               0       22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                           3838               0       23
24. Common stock                                                                            3230         100,000       24
25. Surplus (exclude all surplus related to preferred stock)                                3839       1,712,625       25
26. a. Retained earnings                                                                    3632       1,401,850       26.a
B. ACCUMULATED OTHER COMPREHENSIVE INCOME (3)                                               B530          35,106       26.b
27. OTHER EQUITY CAPITAL COMPONENTS (4)                                                     A130               0       27
28. Total equity capital (sum of items 23 through 27)                                       3210       3,249,581       28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)  3300      39,153,170       29

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.   Indicate in the box at the right the number of the
     statement below that best describes the most
     comprehensive level of auditing work performed for
     the bank by independent external auditors as of any      RCFD     NUMBER
     date during 2000.....................................    6724       N/A

1 = Independent audit of the bank conducted in accordance             4 = Directors' examination of the bank conducted
with generally accepted auditing standards by a certified             in accordance with generally accepted auditing
public accounting firm which submits a report on the bank             standards by a certified public accounting firm
2 = Independent audit of the bank's parent holding company            (may be required by state chartering authority)
conducted in accordance with generally accepted auditing              5 = Directors' examination of the bank performed by
standards by a certified public accounting firm which                 other external auditors (may be required by state
submits a report on the consolidated holding company (but             chartering authority)
not on the bank separately)                                           6 = Review of the bank's financial statements by
3 = ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE                 external auditors
EFFECTIVENESS OF THE BANK'S INTERNAL CONTROL OVER FINANCIAL           7 = Compilation of the bank's financial statements by
REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM                       external auditors preparation work)
                                                                      9 = No external audit work

--------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.


WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RC-3

FDIC Certificate Number - 05208                                                                                             [  13  ]

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                 ( Column A )          ( Column B )
                                                                               Consolidated Bank        Domestic Offices
                                                                            ---------------------------------------------
                                                                                      Calendar year-to-date
                                                                            ---------------------------------------------
                                             Dollar Amounts in Thousands    RCFD    Bil|Mil|Thou    RCON  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits,
   and currency and coin                                                    0022       1,309,753                          1
   a. Cash items in process of collection and unposted debits                                       0020     1,124,161    1.a
   b. Currency and coin                                                                             0080        185,592   1.b
2. Balance due from depository institutions in the U.S.                                             0082        215,413   2
   a. U.S. branches and agencies of foreign banks (including their IBFs)    0083               0                          2.a
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs)                       0085         215,413                          2.b
3. Balances due from banks in foreign countries and foreign central banks                           0070          2,008   3
   a. Foreign branches of other U.S. banks                                  0073               0                          3.a
   b. Other banks in foreign countries and foreign central banks            0074           2,008                          3.b
4. Balances due from Federal Reserve Banks                                  0090          24,581    0090         24,581   4
5. Total (sum of items 1 through 4) (total of column A
   must equal Schedule RC, sum of items 1.a and 1.b)                        0010       1,551,755    0010     1,551,755    5


SCHEDULE RC-B--SECURITIES

Exclude assets held for trading

                                                            Held-to-maturity                     Available-for-sale
                                                     (Column A)          (Column B)         (Column C)         (Column D)
                                                     Amortized Cost      Fair Values        Amortized Cost     Fair Value
                    Dollar Amounts in Thousands      RCFD  Bil|Mil|Thou  RCFD Bil|Mil|Thou  RCFD Bil|Mil|Thou  RCFD Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities                          0211  0             0213     0         1286  309,149      1287 320,067      1
2. U.S. Government agency obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Government agencies (1)         1289  0             1290     0         1291      669      1293     725      2.a
   b. Issued by U.S. Government-sponsored
      agencies (2)                                   1294  0             1295     0         1297   63,951      1296  65,817      2.b
3. SECURITIES ISSUED BY STATES AND POLITICAL
   SUBDIVISIONS IN THE U.S.                          8496  0             8497     0         8498  198,132      8499 210,473      3

-----------
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates, U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RC-4

FDIC Certificate Number - 05208                                                                                             [  14  ]

SCHEDULE RC-B--CONTINUED

                                                            Held-to-maturity                     Available-for-sale
                                                     (Column A)          (Column B)         (Column C)         (Column D)
                                                     Amortized Cost      Fair Values        Amortized Cost     Fair Value
                    Dollar Amounts in Thousands      RCFD  Bil|Mil|Thou  RCFD Bil|Mil|Thou  RCFD Bil|Mil|Thou  RCFD Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
4. Mortgage-backed securities (MBS)
   a. Pass-through securities:
      (1) Guaranteed by GNMA                         1698  0             1699     0         1701   377,001     1702  384,035   4.a.1
      (2) Issued by FNMA and FHLMC                   1703  0             1705     0         1706   649,033     1707  661,460   4.a.2
      (3) Other pass-through securities              1709  0             1710     0         1711         0     1713        0   4.a.3
   b. Other mortgage-backed securities (include
      CMOs, REMICs and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA                             1714  0             1715     0         1716     5,023     1717    5,029   4.b.1
      (2) Collateralized by MBS issued or
          guaranteed by FNMA, FHLMC, or
          GNMA                                       1718  0             1719     0         1731         0     1732        0   4.b.2
      (3) All other mortgage-backed securities       1733  0             1734     0         1735    17,083     1736   18,176   4.b.3
5. ASSET-BACKED SECURITIES (ABS):
   a. CREDIT CARD RECEIVABLES                        B838  0             B839     0         B840     3,340     B841    3,350   5.a
   b. HOME EQUITY LINES                              B842  0             B843     0         B844         0     B845        0   5.b
   c. AUTOMOBILE LOANS                               B846  0             B847     0         B848     1,953     B849    1,954   5.c
   d. OTHER CONSUMER LOANS                           B850  0             B851     0         B852     6,276     B853    6,625   5.d
   e. COMMERCIAL AND INDUSTRIAL LOANS                B854  0             B855     0         B856       713     B857      751   5.e
   f. OTHER                                          B858  0             B859     0         B860         0     B861       0    5.f
6. Other debt securities:
   a. Other domestic debt securities                 1737  0             1738     0         1739   268,189     1741  272,710   6.a
   b. Foreign debt securities                        1742  0             1743     0         1744    72,177     1746   82,108   6.b
7. Investments in mutual funds and other equity
   securities with readily determinable fair
   values (1)                                                                               A510    29,028     A511   26,779   7
8. Total (sum of items 1 through 7) (total of
   Column A must equal Schedule RC item 2.a)
   (total of Column D must equal Schedule RC,
   item 2.b)                                         1754  0             1771     0         1772 2,001,717     1773 2,060,059  8

-----------
(1) Report Federal Reserve Stock, Federal Home Bank stock, and banker's bank stock in Schedule RC-F, item 4.

WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RC-5

FDIC Certificate Number - 05208                                                                                             [  15  ]

SCHEDULE RC-B--CONTINUED

MEMORANDA                                                      Dollar Amounts in Thousands  RCFD     Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------------
1.   Pledged securities (1)                                                                 0416     342,185     M.1
2.   Maturity and repricing data for debt securities (1,2) (excluding those in nonaccrual status):
     a.   Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
          mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next
          repricing date of: (3,4)                                                          A549       9,782     M.2.a.1
          (1)   Three months or less                                                        A550     193,157     M.2.a.2
          (2)   Over three months through 12 months                                         A551     221,501     M.2.a.3
          (3)   Over one year through three years                                           A552      75,676     M.2.a.4
          (4)   Over three years through five years                                         A553     340,155     M.2.a.5
          (5)   Over five years through 15 years                                            A554     124,309     M.2.a.6
          (6)   Over 15 years
     b.   Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,5)
          (1)   Three months or less                                                        A555      20,670     M.2.b.1
          (2)   Over three months through 12 months                                         A556       8,378     M.2.b.2
          (3)   Over one year through three years                                           A557       1,100     M.2.b.3
          (4)   Over three years through five years                                         A558       7,731     M.2.b.4
          (5)   Over five years through 15 years                                            A559      24,162     M.2.b.5
          (6)   Over 15 years                                                               A560     983,454     M.2.b.6
     c.   Other mortgage-backed securities (include CMOs, REMICs, and stripped
          MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
          (1)   Three years or less                                                         A561       3,337     M.2.c.1
          (2)   Over three years                                                            A562      19,868     M.2.c.2
     d.   Debt securities with a REMAINING MATURITY of one year or less
          (included in Memorandum items 2.a through 2.c above)                              A248     201,183     M.2.d
3.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the
     amortized cost at date of sale or transfer)                                            1778           0     M.3
4.   Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
     a.   Amortized cost                                                                    8782           0     M.4.a
     b.   Fair value                                                                        8783           0     M.4.b

----------------------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RC-6

FDIC Certificate Number - 05208                                                                                             [  16  ]

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income. REPORT LOANS AND LEASES NET OF ANY APPLICABLE
ALLOCATED TRANSFER RISK RESERVE. Exclude assets held for trading and commercial paper.

                                                                                      ( Column A )               ( Column B )
                                                                                  Consolidated Bank            Domestic Offices
                                             Dollar Amounts in Thousands    RCFD      Bil|Mil|Thou    RCON      Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate                                             1410       17,311,709                         1
   a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS                                          1415         89,917   1.a
   b. Secured by farmland (including farm residential
      and other improvements)                                                                       1420        106,206   1.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit                                                                     1797        928,913   1.c.1
      (2) Closed-end loans secured by 1-4 family
          residential properties:
          (a) Secured by first liens                                                                5367     13,450,330   1.c.2.a
          (b) Secured by junior liens                                                               5368      1,963,097   1.c.2.b
   d. Secured by multifamily (5 or more) residential
      properties                                                                                    1460         67,002   1.d
   e. Secured by nonfarm nonresidential properties                                                  1480        706,244   1.e
2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES
   OF OTHER BANKS:
   a. To commercial banks in the U.S.                                                               B531      2,881,305   2.a
      (1) To U.S. branches and agencies of foreign
          banks                                                             B532                0                         2.a.1
      (2) To other depository institutions in the U.S.                      B533        2,882,268                         2.a.2
   b. To other depository institutions in the U.S.                          B534                0   B534              0   2.b
   c. To banks in foreign countries                                                                 B535          1,113   2.c
      (1) To foreign branches of other U.S. banks                           B536                0                         2.c.1
      (2) To other banks in foreign countries                               B537            1,243                         2.c.2
3. Loans to finance agricultural production and other
   loans to farmers                                                         1590          199,694   1590        199,694   3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                                         1763        4,869,418   1763      4,869,418   4.a
   b. To non-U.S. addressees (domicile)                                     1764            2,236   1764              0   4.b
5. Not applicable.
6. Loans to individuals for household, family, and
   other personal expenditures (i.e., consumer loans)
   (includes purchased paper):
   a. CREDIT CARDS                                                          B538        1,125,314   B538      1,125,314   6.a
   b. OTHER REVOLVING CREDIT PLANS                                          B539          306,226   B539        306,226   6.b
   c. Other consumer loans (includes single payment,
      installment, and all student loans                                    2011        1,095,549   2011      1,095,549   6.c
7. Loans to foreign government and official
   institutions (including  foreign central banks)                          2081                0   2081              0   7
8. Obligations (other than securities and leases) of
   states and political subdivisions in the U.S.                            2107           25,015   2107         25,015   8
9. Other loans                                                              1563          724,382                         9
   a. Loans for purchasing or carrying securities
      (secured and unsecured)                                                                       1545        183,145   9.a
   b. All other loans (exclude consumer loans)                                                      1564        541,237   9.b
10. Lease financing receivables (net of unearned income)                                            2165      2,430,435   10
   a. Of U.S. addressees (domicile)                                         2182        2,430,435                         10.a
   b. Of non-U.S. addressees (domicile)                                     2183                0                         10.b
11. LESS: Any unearned income on loans reflected in
    items 1-9 above                                                         2123                0   2123     0            11
12. Total loans and leases, net of unearned income
    (sum of items 1 through 10 minus item 11)
    (total of column A must equal Schedule RC,
    item 4.a and 4.b)                                                       2122       30,973,489   2122     30,970,160   12


WELLS FARGO BANK MINNESOTA, N.A.                                                                                          FFIEC 031
------------------------------------------------
Legal Title of Bank                                                                                                            RC-7

FDIC Certificate Number - 05208                                                                                             [  17  ]

SCHEDULE RC-C--CONTINUED

PART I.  CONTINUED

MEMORANDA                                             Dollar Amounts in Thousands       RCFD   Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------------
1. LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS (INCLUDED
   IN SCHEDULE RC-C PART I, AND NOT REPORTED AS PAST DUE OR NONACCRUAL IN SCHEDULE
   RC-N, MEMORANDUM ITEM 1) (EXCLUDE LOANS SECURED BY 1-4 FAMILY RESIDENTIAL
   PROPERTIES AND LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY AND OTHER PERSONAL
   EXPENDITURES)                                                                        1616              0       M.1
2. Maturity and repricing data for debt loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item
      1.c.(2)(a), column B) with a remaining maturity or next repricing date of: (1,2)
                                                                                        RCON
      (1) Three months or less                                                          A564     11,755,850       M.2.a.1
      (2) Over three months through 12 months                                           A565        658,114       M.2.a.2
      (3) Over one year through three years                                             A566         44,604       M.2.a.3
      (4) Over three years through five years                                           A567         69,872       M.2.a.4
      (5) Over five years through 15 years                                              A568        412,282       M.2.a.5
      (6) Over 15 years                                                                 A569        502,117       M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or next
      repricing date of: (1,3)                                                          RCDF
      (1) Three months or less                                                          A570      8,457,955       M.2.b.1
      (2) Over three months through 12 months                                           A571      2,799,789       M.2.b.2
      (3) Over one year through three years                                             A572      2,452,907       M.2.b.3
      (4) Over three years through five years                                           A573      1,681,751       M.2.b.4
      (5) Over five years through 15 years                                              A574      1,402,286       M.2.b.5
      (6) Over 15 years                                                                 A575        532,791       M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those
      in nonaccrual status)                                                             A247     18,227,703       M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A                                                              2746              0       M.3
4. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties in domestic offices (included in Schedule RC-C, part          RCON
   I, item 1.c.(2)(a), column B)                                                        5370      3,764,041       M.4
5. LOANS SECURED BY REAL ESTATE TO NON-U.S. ADDRESSES (DOMICILE) (INCLUDED IN           RCFD
   SCHEDULE RC-C, PART I, ITEM 1, COLUMN A)                                             B837              0       M.5

----------------------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B

(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                        RC-7a

FDIC Certificate Number - 05208                                        [  17a  ]

SCHEDULE RC-C--CONTINUED

PART II.  LOANS TO SMALL BUSINESS AND SMALL FARMS

SCHEDULE RC-C, PART II IS TO BE REPORTED ONLY WITH THE JUNE REPORT OF CONDITION.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES
1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $ 100,000 or less (If your bank has no loans outstanding in BOTH of these two loan categories, place an "X" in the
     box marked "NO.")                                                              RCON      YES / NO
                                                                                    6999         NO                          1

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO, and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:

                                                                                            Number
                                                                                    RCON   of Loans
-----------------------------------------------------------------------------------------------------
     a.   "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B
          (Note: Item 1.e, column B, divided by the number of loans should
           NOT exceed $100,000.)                                                    5562         N/A                         2.a
     b.   "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (Note:
          Item 4.a, column B, divided by the number of loans should NOT
          exceed $100,000.)                                                         5563         N/A                         2.b

                                                                                         ( Column A )       ( Column B )
                                                                                            Number             Amount
                                                                                           of Loans           Currently
                                                                                                             Outstanding
                                                                                    --------------------------------------------
                                                     Dollar Amounts in Thousands    RCON                 RCON  Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------------------
3.   Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
     a.   With original amounts of $100,000 or less                                 5564       1,281     5565       53,616   3.a
     b.   With original amounts of more than $100,000 through $250,000              5566         891     5567      122,388   3.b
     c.   With original amounts of more than $250,000 through $1,000,000            5568         868     5569      346,932   3.c
4.   Number and amount currently outstanding of "Commercial and industrial loans to U.S addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
     a.   With original amounts of $ 100,000 or less                                5570      14,464     5571      418,845   4.a
     b.   With original amounts of more than $100,000 through $250,000              5572       3,634     5573      409,987   4.b
     c.   With original amounts of more than $250,000 through $1,000,000            5574       2,762     5575      933,328   4.c

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                        RC-7b

FDIC Certificate Number - 05208                                        [  17b  ]

SCHEDULE RC-C--CONTINUED

PART II.  CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS

5.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland
     (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less (If your bank has no loans outstanding in
     BOTH of these two loan categories, place an "X" in the box marked
     "NO.")                                                                         RCON      YES / NO
                                                                                    6860         NO                          5

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO, and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.


                                                                                            Number
                                                                                    RCON   of Loans
-----------------------------------------------------------------------------------------------------
6.   Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
     a.   "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (Note: Item 1.b, column B, divided by the number
          of loans should NOT exceed $100,000.)                                     5576          N/A                        6.a
     b.   "Loans to finance agricultural production and other loans to farmers"
          in domestic offices reported in Schedule RC-C, part I, item 3, column
          B (Note: Item 3, column B, divided by the number of loans should
          NOT exceed $100,000.)                                                     5577          N/A                        6.b

                                                                                         ( Column A )       ( Column B )
                                                                                            Number             Amount
                                                                                           of Loans           Currently
                                                                                                             Outstanding
                                                                                    --------------------------------------------
                                                     Dollar Amounts in Thousands    RCON                 RCON  Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------------------
7.   Number and amount currently outstanding of "Loans secured by farmland
     (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
     a.   With original amounts of $100,000 or less                                 5578         689     5579       27,537   7.a
     b.   With original amounts of more than $100,000 through $250,000              5580         296     5581       37,490   7.b
     c.   With original amounts of more than $250,000 through $500,000              5582          67     5583       18,873   7.c
8.   Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
     Schedule RC-C, part I, item 3, column B, (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3 column B):
     a.    With original amounts of $100,000 or less                                5584       2,460     5585       59,314   8.a
     b.   With original amounts of more than $100,000 through $250,000              5586         435     5587       59,551   8.b
     c.   With original amounts of more than $250,000 through $500,000              5588         142     5589       41,904   8.c

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                         RC-8

FDIC Certificate Number - 05208                                         [  18  ]

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING YEAR.

                                                               Dollar Amounts in Thousands   RCON   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
1.   U.S. Treasury securities in domestic offices                                               3531          0      1
2.   U.S. Government agency obligations in domestic offices (exclude mortgage-backed
     securities)                                                                                3532          0      2
3.   Securities issued by states and political subdivisions in the U.S. in domestic offices     3533          0      3
4.   Mortgage-backed securities (MBS) in domestic offices:
     a.   Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                  3534      3,496      4.a
     b.   Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
          GNMA (include CMOs, REMICs, and stripped MBS)                                         3535          0      4.b
     c.   All other mortgage-backed securities                                                  3536          0      4.c
5.   Other debt securities in domestic offices                                                  3537          0      5
6-8. Not applicable
9.   Other trading assets in domestic offices                                                   3541          0      9
                                                                                                RCFN
10.  Trading assets in foreign offices                                                          3542          0      10
                                                                                                RCON
11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
     a.   In domestic offices                                                                   3543     28,286      11.a
                                                                                                RCFN
     b.   In foreign offices                                                                    3543          0      11.b
12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)          3545     31,782      12

                                                                                                RCFD  Bil|Mil|Thou
LIABILITIES
13.  Liability for short positions                                                              3546          0      13
14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and
     equity contracts                                                                           3547     24,635      14
15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,                3548     24,635      15
     item 15)

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                         RC-9

FDIC Certificate Number - 05208                                         [  19  ]

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I.  DEPOSITS IN DOMESTIC OFFICES

                                                            Transaction Accounts                         Nontransaction
                                                                                                            Accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                  (Column A)                   (Column B)                  (Column C)
                                                     Total                    MEMO: TOTAL                    Total
                                                  Transaction                   DEMAND                   nontransaction
                                                   accounts                    DEPOSITS                     accounts
                                                (including total             (INCLUDED IN                  including
                                                demand deposits)               COLUMN A)                     MMDAs)
------------------------------------------------------------------------------------------------------------------------------------
                Dollar Amounts in Thousands   RCON   Bil | Mil | Thou    RCON    Bil | Mil | Thou   RCON    Bil | Mil | Thou
DEPOSITS OF:
1. Individuals, partnerships and
   corporations (INCLUDE ALL
   CERTIFIED AND OFFICIAL CHECKS)             B549       3,187,097                                  B550         17,847,115  1
2. U.S. Government                            2202           9,101                                  2520                180  2
3. States and political subdivisions
   in the U.S.                                2203          70,511                                  2530            267,451  3
4. COMMERCIAL BANKS AND OTHER
   DEPOSITORY INSTITUTIONS IN THE
   U.S.                                       B551         372,528                                  B552                     4
5. Banks in foreign countries                 2213               0                                  2236                     5
6. Foreign governments, and
   official institutions (including
   foreign central banks)                     2216               0                                  2377                     6
7. Total (sum of items 1 through 6)
   (sum of columns A and C must
   equal Schedule RC, item 13.a)              2215       3,639,237       2210        3,431,766      2385         18,114,746  7

------------------------------------------------------------------------------------------------------------------------------------
MEMORANDA                                                             Dollar Amounts in Thousands   RCON    Bil | Mil | Thou
1.   Selected components of total deposits (i.e., sum of item 7, columns A and C):
     a.   Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                       6835            518,662  M.1.a
     b.   Total brokered deposits                                                                   2365                  0  M.1.b
     c.   Fully insured brokered deposits (included in Memorandum item 1.b above):
          (1)   Issued in denominations of less than $100,000                                       2343                  0  M.1.c.1
          (2)   Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of $100,000
                or less                                                                             2344                  0  M.1.c.2
     d.   Maturity data for brokered deposits:
          (1)   Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in
                Memorandum item
                1.c.(1) above)                                                                      A243                  0  M.1.d.1
          (2)   Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item
                1.b above)                                                                          A244                  0  M.1.d.2
     e.   Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collaterlized as
          required under state law) (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                  5590                N/A  M.1.e
2.   Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
     a.   Savings deposits:
          (1)   Money market deposit accounts (MMDAs)                                               6810          5,672,946  M.2.a.1
          (2)   Other savings deposits (excludes MMDAs)                                             0352         10,277,763  M.2a.2
     b.   Total time deposits of less than $100,000                                                 6648          1,871,563  M.2.b
     c.   Total time deposits of $100,000 or more                                                   2604            292,474  M.2.c

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                        RC-10

FDIC Certificate Number - 05208                                         [  20  ]

SCHEDULE RC-E--CONTINUED

Part I.  Continued


------------------------------------------------------------------------------------------------------------------------------------
Memoranda (continued)                                                 Dollar Amounts in Thousands   RCON    Bil | Mil | Thou
3.   Maturity and repricing data for time deposits of less than $100,000:
     a.   Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
          (1)   Three months or less                                                                A579            332,082  M.3.a.1
          (2)   Over three months through 12 months                                                 A580            817,523  M.3.a.2
          (3)   Over one year through three years                                                   A581            564,402  M.3.a.3
          (4)   Over three years                                                                    A582            157,556  M.3.a.4
     b.   Time deposits of less than $100,000 with a REMAINING MATURITY of one
          year or less (included in Memorandum items 3.a.(1) through 3.a.(4) above)(3)              A241          1,149,605  M.3.b
4.   Maturity and repricing data for time deposits of $100,000 or more:
     a.   Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
          (1)   Three months or less                                                                A584             90,508  M.4.a.1
          (2)   Over three months through 12 months                                                 A585            117,910  M.4.a.2
          (3)   Over one year through three years                                                   A586            51, 559  M.4.a.3
          (4)   Over three years                                                                    A587             32,497  M.4.a.4
     b.   Time deposits of $100,000 or more with a REMAINING MATURITY of one                        A242            208,418  M.4.b
          year or less (included in Memorandum items 4.a.(1) through 4.a.(4) above)(3)

--------------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

PART II.  DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
          AGREEMENT SUBSIDIARIES AND IBFS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Dollar Amounts in Thousands   RCFN    Bil | Mil | Thou
Deposits of:
1.   INDIVIDUALS, PARTNERSHIPS, AND CORPORATIONS (INCLUDE ALL CERTIFIED AND OFFICIAL
     CHECKS)                                                                                        B553          1,916,465  1
2.   U.S. BANKS (INCLUDING IBFS AND FOREIGN BRANCHES OF U.S. BANKS) AND OTHER U.S.
     DEPOSITORY INSTITUTIONS                                                                        B554          3,218,278  2
3.   Foreign banks (including U.S. branches and agencies of foreign banks, including
     their IBFs)                                                                                    2625              4,053  3
4.   Foreign governments and official institutions (including foreign central banks)                2650                  0  4
5.   U.S. GOVERNMENT AND STATES AND POLITICAL SUBDIVISIONS IN THE U.S.                              B555                  0  5
6.   Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b)                          2200          5,138,796  6

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Dollar Amounts in Thousands   RCFN    Bil | Mil | Thou
Memorandum
1.   Time deposits with a remaining maturity of one year or less (included in Part II,
     item 6 above)                                                                                  A245          5,123,395  M.1

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------

Legal Title of Bank                                                        RC-11

FDIC Certificate Number - 05208                                         [  21  ]

SCHEDULE RC-F--OTHER ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Dollar Amounts in Thousands   RCFC    Bil | Mil | Thou
1.   ACCRUED INTEREST RECEIVABLE (1)                                                                B556            182,382  1
2.   Net deferred tax assets                                                                        2148                  0  2
3.   Interest-only strips receivable (not in the form of a security) (3) on:                                              0
     a.   Mortgage loans                                                                            A519                  0  3.a
     b.   Other financial assets                                                                    A520                  0  3.b
4.   EQUITY SECURITIES THAT DO NOT HAVE READILY DETERMINABLE FAIR
     VALUES (4)                                                                                     1752            326,653  4
5.   Other (itemize and describe amounts greater than $25,000 that
     exceed 25% of this item)                                                                       2168            799,399  5
          TEXT
     a. 2166    Prepaid expenses                                         2166                 0                              5.a
     b. C009    Cash surrender value of life insurance                   C009           239,284                              5.b
     c. 1578    Repossessed personal property (including vehicles)       1578                 0                              5.c
     d. C010    Derivatives with a positive fair value held for          C010                 0                              5.d
                purposes other than trading                                                                                  5.e
     e. 3549    Affiliated accounts receivable                           3549           323,569                              5.f
     f. 3550                                                             3550                 0                              5.g
     g. 2551                                                             3551                 0
6.   Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                             2160          1,308,434  6

SCHEDULE RC-G--OTHER LIABILITIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Dollar Amounts in Thousands   RCON    Bil | Mil | Thou
1.   a.   Interest accrued and unpaid on deposits in domestic offices (5)                           3645             44,757  1.a
     b.   Other expenses accrued and unpaid (includes accrued income                                RCFD
          taxes payable)                                                                            3646            103,484  1.b
2.   Net deferred tax liabilities (2)                                                               3049            409,664  2
3.   ALLOWANCE FOR CREDIT LOSSES ON OFF-BALANCE SHEET CREDIT EXPOSURES                              B557                  0  3
4.   Other (itemize and describe amounts greater than $25,000 that
     exceed 25% of this item)                                                                       2938            211,424  4
          TEXT
     a. 3066    Accounts payable                                         3066           181,876                              4.a
     b. C011    Deferred compensation liabilities                        C011                 0                              4.b
     c. 2932    Dividends declared but not yet payable                   2932                 0                              4.c
     d. C012    Derivatives with a negative fair value held for          C012                 0                              4.d
                purposes other than trading
     e. 3552                                                             3552                 0                              4.e
     f. 3553                                                             3553                 0                              4.f
     g. 3554                                                             3554                 0                              4.g.
5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                             2930            769,329  5

-------------------------
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock
(5) For savings banks, includes "dividends" accrued and unpaid on deposits.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                        RC-12

FDIC Certificate Number - 05208                                         [  22  ]

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                         Domestic
                                                                                                          Offices
                                                            Dollar Amounts in Thousands  RCON        Bil | Mil | Thou
1.   Customers' liability to this bank on acceptances outstanding                        2155                     2,070      1
2.   Bank's liability on acceptances executed and outstanding                            2920                     2,070      2
3.   Federal funds sold and securities purchased under agreements to resell              1350                 3,186,756      3
4.   Federal funds purchased and securities sold under agreements to repurchase          2800                 2,339,754      4
5.   Other borrowed money                                                                3190                 5,872,485      5
     EITHER
6.   Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs         2163                       N/A      6
     OR
7.   Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs         2941                 5,215,407      7
8.   Total assets (excludes net due from foreign offices, Edge and Agreement
     subsidiaries, and IBFs)                                                             2192                39,131,850      8
9.   Total liabilities (excludes net due to foreign offices, Edge and Agreement
     subsidiaries, and IBFs)                                                             3129                30,666,862      9

IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND
AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.                                       RCON          Bil | Mil | Thou

10.  U.S. Treasury securities                                                            1039                   309,149      10
11.  U.S. Government agency obligations (exclude mortgage-backed securities)             1041                    64,620      11
12.  Securities issued by states and political subdivisions in the U.S.                  1042                   198,132      12
13.  Mortgage-backed securities (MBS):
     a.  Pass-through securities:
         (1)   Issued or guaranteed by FNMA, FHLMC, or GNMA                              1043                 1,026,034      13.a.1
         (2)   Other pass-through securities                                             1044                         0      13.a.2
     b.  Other mortgage-backed securities (include CMOs, REMICs, and stripped
         MBS):                                                                           1209                     5,023      13.b.1
         (1)   Issued or guaranteed by FNMA, FHLMC, or GNMA                              1280                    17,083      13.b.2
         (2)   All other mortgage-backed securities                                      1281                   280,471      14
14.  Other domestic debt securities (include domestic asset-backed securities)           1282                    72,177      15
15.  Foreign debt securities (include foreign asset-backed securities)                   A510                    29,028      16
16.  Investments in mutual funds and other equity securities with readily determinable
     fair values                                                                         1374                 2,001,717      17
17.  Total amortized (historical) cost of both held-to-maturity and available-for-sale
     securities (sum of items 10 through 16)                                             1752                   326,653      18
18.  Equity securities that do not have readily determinable fair values


SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                      Dollar Amounts in Thousands        RCFN        Bil | Mil | Thou
1.   Total IBF assets of the consolidated bank (component of Schedule RC, item 12)       2133                       0      1
2.   Total IBF liabilities (component of Schedule RC, item 21)                           2898                       0      2


WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                        RC-13

FDIC Certificate Number - 05208                                         [  23  ]

SCHEDULE RC-K--QUARTERLY AVERAGES (1)

                                                            Dollar Amounts in Thousands  RCFD        Bil | Mil | Thou
ASSETS
1.   Interest-bearing balances due from depository institutions                          3381                    40,398      1
2.   U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS (2) (EXCLUDING
     MORTGAGE-BACKED SECURITIES)                                                         B558                   376,828      2
3.   MORTGAGE-BACKED SECURITIES (2)                                                      B559                 1,013,461      3
4.   ALL OTHER SECURITIES (2, 3)(INCLUDES SECURITIES ISSUED BY STATES AND POLITICAL
     SUBDIVISIONS IN THE U.S.)                                                           B560                   571,199      4
5.   Federal funds sold and securities purchased under agreements to resell              3365                11,312,806      5
6.   Loans:
     a.  Loans in domestic offices:                                                      RCON
         (1)  Total loans                                                                3360                26,516,962      6.a.1
         (2)  Loans secured by real estate                                               3385                15,435,758      6.a.2
         (3)  Loans to finance agricultural production and other loans to farmers        3386                   191,764      6.a.3
         (4)  Commercial and industrial loans                                            3387                 4,764,368      6.a.4
         (5)  Loans to individuals for household, family, and other personal expenditures:
              (A)   CREDIT CARDS                                                         B561                 1,125,278      6.a.5.a
              (B)   OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS,      B562                 1,447,218      6.a.5.b
                    AND REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS)
                                                                                         RCFN
     b.  Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs       3360                     3,280      6.b
                                                                                         RCFD
7.   Trading assets                                                                      3401                    37,005      7
8.   Lease financing receivables (net of unearned income)                                3484                 2,396,367      8
9.   Total assets (4)                                                                    3368                44,638,314      9
LIABILITIES
10.  Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,      RCON
     and telephone and preauthorized transfer accounts) (exclude demand deposits)        3485                   267,841      10
11.  Nontransaction accounts in domestic offices:
     A.  SAVINGS DEPOSITS (INCLUDES MMDAS)                                               B563                16,820,348      11.a
     b.  Time deposits of $100,000 or more                                               A514                   305,933      11.b
     c.  Time deposits of less than $100,000                                             A529                 1,929,882      11.c
                                                                                         RCFN
12.  Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,      3404                 5,974,413      12
     and IBFs
                                                                                         RCFD
13.  Federal funds purchased and securities sold under agreements to repurchase          3353                 5,975,598      13
14.  Other borrowed money (includes mortgage indebtedness and obligations under          3355                 5,801,141      14
     capitalized leases)

-----------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------
Legal Title of Bank                                                        RC-14

FDIC Certificate Number - 05208                                         [  24  ]

SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                  Dollar Amounts in Thousands     RCFD      Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1.   Unused commitments:
     a.  Revolving, open-end lines secured by 1-4 family residential properties, e.g., home
         equity lines                                                                             3814        1,029,259  1.a
     b.  Credit card lines                                                                        3815                0  1.b
     c.  Commercial real estate, construction, and land development:
         (1)  Commitments to fund loans secured by real estate                                    3816           74,678  1.c.1
         (2)  Commitments to fund loans not secured by real estate                                6550                0  1.c.2
     d.  Securities underwriting                                                                  3817                0  1.d
     e.  Other unused commitments                                                                 3818        2,400,541  1.e
2.   Financial standby letters of credit and foreign office guarantees                            3819           54,089  2
     a.  Amount of financial standby letters of credit conveyed to others    3820    0                                   2.a
3.   Performance standby letters of credit and foreign office guarantees                          3821          241,654  3.
     a.  Amount of performance standby letters of credit conveyed to others  3822    73                                  3.a
4.   Commercial and similar letters of credit                                                     3411           51,259  4
5.   To be completed by banks with $100 million or more in total assets:
     Participations in acceptances (as described in the instructions) conveyed to others by       3428
     the reporting bank                                                                                               0  5
6.   Securities lent (including customers' securities lent where the customer is indemnified
     against loss by the reporting bank)                                                          3433        4,588,409  6
7.   Notional amount of credit derivatives:
     a.  Credit derivatives on which the reporting bank is the guarantor                          A534                0  7.a
     b.  Credit derivatives on which the reporting bank is the beneficiary                        A535                0  7.b
8.   Spot foreign exchange contracts                                                              8765           45,838  8
9.   All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each
     component of this item over 25% of Schedule RC, item 28, "Total equity capital")             3430        7,137,990  9
         TEXT
     a.  3432  Securities borrowed                                           3432    7,137,990                           9.a
     b.  3434  Commitments to purchase when-issued securities                3434            0                           9.b
     c.  3555                                                                3555            0                           9.c
     d.  3556                                                                3556            0                           9.d
     e.  3557                                                                3557            0                           9.e
10.  All other off-balance sheet assets (exclude derivatives)(itemize and describe each
     component of this item over 25% Schedule RC item 28., "Total equity capital")                5591                0  10
         TEXT
     a.  3435  Commitments to purchase when-issued securities                3435            0                           10.a
     b.  5592                                                                5592            0                           10.b
     c.  5593                                                                5593            0                           10.c
     d.  5594                                                                5594            0                           10.d
     e.  5595                                                                5595            0                           10.e


WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
________________________________________________                           RC-15
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  25  ]

SCHEDULE RC-L--CONTINUED

                                                                        (Column B)         (Column C)
                        Dollar Amounts in Thousands     (Column A)       Foreign             Equity              (Column D)
                                                       Interest Rate     Exchange          Derivative          Commodity and
                    Derivatives Position Indicators    Contracts         Contracts          Contracts          Other Contracts
                                                     Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou
----------------------------------------------------------------------------------------------------------------------------------
11.  Gross amounts (e.g., notional amounts) (for
     each column, sum of items 11.a through 11.e
     must equal sum of items 12 and 13):                   RCFD 8693         RCFD 8694          RCFD 8695          RCFD 8696
     a.   Futures contracts                                        0                 0                  0                  0  11.a
                                                           RCFD 8697         RCFD 8698          RCFD 8699          RCFD 8700
     b.   Forward contracts                                        0                 0                  0                  0  11.b
     c.   Exchange-traded option contracts:                RCFD 8701         RCFD 8702          RCFD 8703          RCFD 8704
          (1) Written options                                      0                 0                  0                  0  11.c.1
                                                           RCFD 8705         RCFD 8706          RCFD 8707          RCFD 8708
          (2) Purchased options                                    0                 0                  0                  0  11.c.2
     d     Over-the-counter option contracts:              RCFD 8709         RCFD 8710          RCFD 8711          RCFD 8712
          (1) Written options                                338,564                 0                  0             35,538  11.d.1
                                                           RCFD 8713         RCFD 8714          RCFD 8715          RCFD 8716
          (2) Purchased options                              275,722                 0                  0             35,195  11.d.2
                                                           RCFD 3450         RCFD 3826          RCFD 8719          RCFD 8720
     e.   Swaps                                              885,191                 0                  0             20,414  11.e
12.  Total gross notional amount of derivative
     contracts held for trading                            RCFD A126         RCFD A127          RCFD 8723          RCFD 8724
                                                           1,499,477                 0                  0             91,147  12
13.   Total gross notional amount of derivative
     contracts held for purposes other than trading        RCFD 8725         RCFD 8726          RCFD 8727          RCFD 8728
                                                                   0                 0                  0                  0  13
     a.   Interest rate swaps where the bank
          has agreed to pay a fixed rate                   RCFD A589                                                          13.a
                                                                   0
14.  Gross fair values of derivative contracts:
     a.   Contracts held for trading:                      RCFD 8733         RCFD 8734          RCFD 8735          RCFD 8736
          (1) Gross positive fair value                       13,120                 0                  0              9,730  14.a.1
                                                           RCFD 8737         RCFD 8738          RCFD 8739          RCFD 8740
          (2) Gross negative fair value                        8,921                 0                  0              9,280  14.a.2
     b.   Contracts held for purposes other than
          trading:                                         RCFD 8741         RCFD 8742          RCFD 8743          RCFD 8744
          (1) Gross positive fair value                            0                 0                  0                  0  14.b.1
                                                           RCFD 8745         RCFD 8746          RCFD 8747          RCFD 8748
          (2) Gross negative fair value                            0                 0                  0                  0  14.b.2

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
________________________________________________                           RC-16
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  26  ]

SCHEDULE RC-M--MEMORANDUM

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Dollar Amounts in Thousands   RCFD         Bil|Mil|Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a.   Aggregate amount of all extensions of credit to all executive officers, directors,
        principal shareholders, and their related interests                                         6164                795   1.a
   b.   Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the
        lesser of $500,000 or 5 percent of total capital as defined for this         NUMBER
        purpose in agency regulations                                          6165        0                                  1.b
2.  INTANGIBLE ASSETS OTHER THAN GOODWILL:
   a.   Mortgage Servicing Assets                                                                   3164                  0   2.a
        (1) Estimated fair value of mortgage servicing assets                  A590        0                                  2.a.1
   b.   Purchased credit card relationships and nonmortgage servicing assets                        B026                  0   2.b
   c.   All other identifiable intangible assets                                                    5507              2,850   2.c
   D     TOTAL (SUM OF ITEMS 2.A, 2.B, AND 2.C) (MUST EQUAL SCHEDULE RC, ITEM 10.B)                 0426              2,850   2.d
3. Other real estate owned:
   a.   Direct and indirect investments in real estate ventures                                     5372                  0   3.a
   b.   All other real estate owned:                                                                RCON
        (1) CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND IN DOMESTIC OFFICES                      5508                  0   3.b.1
        (2) Farmland in domestic offices                                                            5509                274   3.b.2
        (3) 1-4 family residential properties in domestic offices                                   5510              3,551   3.b.3
        (4) Multifamily (5 or more) residential properties in domestic offices                      5511                  0   3.b.4
        (5) Nonfarm nonresidential properties in domestic offices                                   5512                  0   3.b.5
                                                                                                    RCFN
        (6) In foreign offices                                                                      5513                  0   3.b.6
                                                                                                    RCFD
   c.   Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                           2150              3,825   3.c
4.  Investments in unconsolidated subsidiaries and associated companies:
   a.   Direct and indirect investments in real estate ventures                                     5374                  0   4.a
   b.   All other investments in unconsolidated subsidiaries and associated companies               5375                  0   4.b
   c.   Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                           2130                  0   4.c
5. OTHER BORROWED MONEY:
   A.   FEDERAL HOME LOAN BANK ADVANCES:
        (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS                                           2651          4,778,000   5.a.1
        (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS                     B565            200,000   5.a.2
        (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS                                      B566            500,000   5.a.3
   B.   OTHER BORROWINGS:
        (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS                                           B571            238,019   5.b.1
        (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS                     B567             75,433   5.b.2
        (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS                                      B568             81,033   5.b.3
   C.   TOTAL (SUM OF ITEMS 5.A.(1) THROUGH 5.B.(3) MUST EQUAL SCHEDULE RC, ITEM 16)                3109          5,872,485   5.c

                                                                                                                   YES/NO
6. DOES THE REPORTING BANK SELL PRIVATE LABEL OR THIRD PARTY MUTUAL FUNDS AND
   ANNUITIES?                                                                                       B569             YES      6
                                                                                                        RCFD     Bil|Mil|Thou
7. ASSETS UNDER THE REPORTING BANK'S MANAGEMENT IN PROPRIETARY MUTUAL FUNDS AND
   ANNUITIES                                                                                        B570                  0   7

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
________________________________________________                           RC-17
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  27  ]

SCHEDULE RC-N--PAST DUE AND NOACCRUAL LOANS, LEASES, AND OTHER ASSETS


                                                            (Column A)           (Column B)
                                                            Past due             Past due 90 days
                                                            30 through 89 days   or more and         (Column C)
                                                            and still accruing   still accruing      Nonaccrual
                              Dollar Amounts in Thousands   RCON |Bil|Mil|Thou   RCON |Bil|Mil|Thou  RCON |Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------

1. Loans secured by real estate:
   a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND
      LOANS IN DOMESTIC OFFICES                              2759        9,034    2769        2,572   3492           808     1.a
   b. Secured by farmland in domestic offices                3493        3,479    3494          479   3495         4,243     1.b
   c. Secured by 1-4 family residential properties in
      domestic offices:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit                              5398        1,336    5399          153   5400             0     1.c.1
      (2) Closed-end loans secured by 1-4 family
          residential properties                             5401       19,096    5402        2,841   5403         7,491     1.c.2
   d. Secured by multifamily (5 or more) residential
      properties in domestic offices                         3499        3,684    3500            0   3501           217     1.d
   e. Secured by nonfarm nonresidential properties in
      domestic offices                                       3502       15,251    3503        2,420   3504        12,842     1.e
                                                             RCFN                 RCFN                RCFN
   f. IN FOREIGN OFFICES                                     B572            0    B573            0   B574             0     1.f
2. Loans to depository institutions and acceptances of
   other banks:
   a. To U.S. banks and other U.S. depository
      institutions                                           RCFD                 RCFD                RCFD
                                                             5377            0    5378            0   5379             0     2.a
   b. To foreign banks                                       5380            0    5381            0   5382             0     2.b
3. Loans to finance agricultural production and other
   loans to farmers                                          1594       13,055    1597            0   1583         2,837     3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                          1251       70,864    1252        7,047   1253        59,072     4.a
   b. To non-U.S. addresses (domicile)                       1254            0    1255            0   1256             0     4.b
5. Loans to individuals for household, family, and other
   personal expenditures:
   a. CREDIT CARDS                                           B575       18,308    B576       15,006   B577             0     5.a
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL
      STUDENT LOANS, AND RESOLVING CREDIT PLANS OTHER
      THAN CREDIT CARDS)                                     B578       19,431    B579       13,289   B580           312     5.b
6. Loans to foreign governments and official institutions    5389            0    5390            0   5391             0     6
7. All other loans                                           5459       10,088    5460          373   5461             0     7
8. Lease financing receivables:
   a. To U.S. addressees (domicile)                          1257            0    1258            0   1259       115,349     8.a
   b. To non-U.S. addresses (domicile)                       1271            0    1272            0   1791             0     8.b
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)                3505            0    3506            0   3507             0     9


WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-18
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  28  ]

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                           (Column A)                 (Column B)
                                                            Past due              Past due 90 days
                                                        30 through 89 days           or more and                (Column C)
                                                        and still accruing          still accruing              Nonaccrual
                          Dollar Amounts in Thousands RCFD | Bil | Mil | Thou   RCFD | Bil | Mil | Thou   RCFD | Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or
    partially guaranteed by the U.S.
    Government....................................     5612            7,933    5613             9,974    5614              127 10
    a. Guaranteed portion of loans and
       leases included in item 10 above...........     5615            7,813    5616             9,950    5617               86 10.a

                                                           (Column A)                 (Column B)
                                                            Past due              Past due 90 days
                                                        30 through 89 days           or more and                (Column C)
                                                        and still accruing          still accruing              Nonaccrual
MEMORANDA                 Dollar Amounts in Thousands RCFD | Bil | Mil | Thou   RCFD | Bil | Mil | Thou   RCFD | Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------------
1.  Restricted loans and leases included in
    Schedule RC-N,items 1 through 8 above
    (and not reported in Schedule RC-C, Part I,
    Memorandum item 1)............................     1658                0    1659                 0    1661                0 M.1
2.  Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N, items 4 and 7, above...........     6558                0    6559                 0    6560                0 M.2
3.  Loans secured by real estate to non-U.S.
    addresses (domicile) (included in
    Schedule RC-N, item 1, above).................     1248                0    1249                 0    1250                0 M.3
4.  Not applicable

                                                           (Column A)                 (Column B)
                                                            Past due              Past due 90 days
                                                        30 through 89 days           or more
                          Dollar Amounts in Thousands RCFD | Bil | Mil | Thou   RCFD | Bil | Mil | Thou
5.     Interest rate, foreign exchange rate, and other
       commodity and equity contracts:
       FAIR VALUE OF AMOUNTS CARRIED AS ASSETS....     3529             0       3530              0                             M.5

Person to whom questions about the Repots of Condition and Income should be directed:

       Karen B. Martin, Manager - Regulatory Reporting
       ------------------------------------------------------------------------------------------------------
       Name and Title (TEXT 8901)

       karen.b.martin@wellsfargo.com
       ------------------------------------------------------------------------------------------------------
       E-mail Address (TEXT 4086)

       (612) 667-3975                                                 (612) 667-3659
       -------------------------------------------------------        ---------------------------------------
       Telephone:  Area code/phone number/extension (TEXT 890)        FAX:  Area code/phone number (TEXT 9116)

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-19
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  29  ]

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                             Dollar Amounts in Thousands  RCON   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1.   Unposted debts (see instructions):
     a.   Actual amount of all unposted debits..........................................................  0030            0 1.a
          OR
     b.   Separate amount of unposted debits:
          (1)  Actual amount of unposted debits to demand deposits......................................  0031          N/A 1.b.1
          (2)  Actual amount of unposted debits to time and savings deposits(1).........................  0032          N/A 1.b.2
2.   Unposted credits (see instructions):
     a.   Actual amount of all unposted credits.........................................................  3510            0 2.a
          OR
     b.   Separate amount of unposted credits:
          (1)  Actual amount of unposted credits to demand deposits......................................  3512          N/A 2.b.1
          (2)  Actual amount of unposted credits to time and savings deposits(1).........................  3514          N/A 2.b.2
3.   Uninvested trust funds (cash) held in bank's own trust department (not included
     in total deposits in domestic offices).............................................................  3520            0 3
4.   Deposits of consolidated subsidiaries in domestic offices and in insured branches in
     Puerto Rico and U.S. territories and possessions (not included in total deposits):
     a.   Demand deposits of consolidated subsidiaries..................................................  2211       41,422 4.a
     b.   Time and savings deposits (1) of consolidated subsidiaries....................................  2351            0 4.b
     c.   Interest accrued and unpaid on deposits of consolidated subsidiaries..........................  5514            0 4.c
5.   Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
     a.   Demand deposits in insured branches (included in Schedule RC-E, Part II)......................  2229            0 5.a
     b.   Time and saving deposits (1) in insured branches(included in Schedule RC-E, Part II)..........  2383            0 5.b
     c.   Interest accrued and unpaid on deposits in insured branches (included in
          Schedule RC-G, item 1.b)......................................................................  5515            0 5.c
6.   Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
     a.   Amount reflected in demand deposits (included in Schedule RC-E, Part I, Item 7 column B)......  2314            0 6.a
     b.   Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part I,
          Item 7, column A or C, but not column B)......................................................  2315            0 6.b
7.   Unamortized premiums and discounts on time and savings deposits:  (1, 2)
     a.   Unamortized premiums..........................................................................  5516            0 7.a
     b.   Unamortized discounts.........................................................................  5517            0 7.b
8.   TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS".
     a.   Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S.
          territories and possessions):
          (1)  Total deposits purchased or acquired from other FDIC-insured institutions
               during the quarter.......................................................................  A531            0 8.a.1
          (2)  Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable
               to SAIF; SAIF members report deposits attributable to BIF)...............................  A532            0 8.a.2
     b.   Total deposits sold or transferred to other FDIC-insured institutions during the quarter
          (exclude sales or transfers by the reporting bank of deposits in foreign offices other than
          insured branches in Puerto Rico and U.S. territories and possessions).........................  A533            0 8.b

----------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)  Exclude core deposit intangibles.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-20
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  30  ]

SCHEDULE RC-O--CONTINUED
                                                                             Dollar Amounts in Thousands  RCON   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
9.   Deposits in lifeline accounts......................................................................  5596              9
10.  Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits in
     domestic offices)..................................................................................  8432              0 10
11.  Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
     a.   Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported
          on a gross basis in Schedule RC-E had been reported on a net basis............................  8785              0 11.a
     b.   Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported
          on a net basis in Schedule RC-E had been reported on a gross basis............................  A181              0 11.b
     c.   Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in
          Puerto Rico and U.S. territories and possessions in Schedule RC-E.............................  A182              0 11.c
12.  Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet
     (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.   Amount of assets netted against demand deposits...............................................  A527              0 12.a
     b.   Amount of assets netted against time and savings deposits                                       A528              0 12.b


MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)
                                                                             Dollar Amounts in Thousands  RCON   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1.   Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
     1.b.(1) must equal Schedule RC, item 13.a):
     a.   Deposit accounts of $100,000 or less:
          (1)  Amount of deposit accounts of $100,000 or less...........................................  2702      8,511,523 M.1.a1
          (2)  Number of deposit accounts of $100,000 or less                            NUMBER
               (TO BE COMPLETED FOR THE JUNE REPORT ONLY)........................... 3779     1,945,518                       M.1.a2
     b.   Deposit accounts of more than $100,000:

          (1)  Amount of deposit accounts of more than $100,000.........................................  2710     13,242,460 M.1.b1
                                                                                         NUMBER
          (2)  Number of deposit accounts of more than $100,000                      2722        13,853                       M.1.b2
2.   Estimated amount of uninsured deposits in domestic offices of the bank:
     a.   An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and
          subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                                          RCON          YES / NO
          Indicate in the appropriate box at right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
          estimate described above......................................................................  6861             NO M.2.a

                                                                                                                        Bil|Mil|Thou
     b.   If the box marked YES has been checked, report the estimate of uninsured
          deposits determined by using your bank's method or procedure..................................  5597              0 M.2.b

3.   Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
     Call Report or Thrift Financial Report? If so, report the legal title and
     FDIC Certificate Number of the parent bank or parent savings association:
          TEXT                                                                                            RCON      FDIC Cert No.
     A545...............................................................................................  A545              N/A M.3

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-21
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  31  ]

SCHEDULE RC-R--REGULATORY CAPITAL
                                                                             Dollar Amounts in Thousands  RCFD      Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL
1.   Total equity capital (from Schedule RC, item 28)...................................................  3210         3,249,581 1
2.   LESS:  Net unrealized gains (losses) on available-for-sale securities (1)
     (if a gain, report as a positive value; if a loss, report as a negative value).....................  8434            36,069 2
3.   LESS:  Net unrealized loss on available-for-sale EQUITY securities (1)
     (report loss as a positive value)..................................................................  A221             2,249 3
4.   LESS:  Accumulated net gains (losses) on cash flow hedges (1) (if a gain,
     report as a positive value; if a loss, report as a negative value).................................  4336                 0 4
5.   LESS:  Nonqualifying perpetual preferred stock.....................................................  B588                 0 5
6.   Qualifying minority interests in consolidated subsidiaries.........................................  B589                 0 6
7.   LESS:  Disallowed goodwill and other disallowed intangible assets..................................  B590           145,086 7
8.   LESS:  Disallowed servicing assets and purchased credit card relationships.........................  B591                 0 8
9.   LESS:  Disallowed deferred tax assets..............................................................  5610                 0 9
10.  Other additions to (deductions from) Tier 1 capital................................................  B592                 0 10
11.  Tier 1 capital (sum of items 1, 6 and 10, less items 2, 3, 4, 5, 7, 8 and 9).......................  8274         3,066,177 11

TIER 2 CAPITAL
12.  Qualifying subordinated debt and redeemable preferred stock........................................  5306                 0 12
13.  Cumulative perpetual preferred stock includible in Tier 2 capital..................................  B593                 0 13
14.  Allowance for loan and lease losses includible in Tier 2 capital...................................  5310           277,506 14
15.  Unrealized gains on available-for-sale equity securities includible in Tier 2 capital..............  2221                 0 15
16.  Other Tier 2 capital components....................................................................  B594                 0 16
17.  Tier 2 capital (sum of items 12 through 16)........................................................  5311            277506 17
18.  Allowable Tier 2 capital (lesser of item 11 or 17).................................................  8275           277,506 18

19.  Tier 3 capital allocated for market risk...........................................................  1395                 0 19
20.  LESS: Deductions for total risk-based capital......................................................  B595                 0 20
21.  Total risk-based capital (sum of items 11, 18, and 19, less item 20)...............................  3792         3,343,683 21

Total assets for leverage ratio
22.  Average total assets (from Schedule RC-K, item 9)..................................................  3368        44,638,314 22
23.  LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)...............  B590           145,086 23
24.  LESS: Disallowed servicing assets and purchased credit card relationships (from item 8 above)......  B591                 0 24
25.  LESS: Disallowed deferred tax assets (from item 9 above)...........................................  5610                 0 25
26.  LESS: Other deductions from assets for leverage capital purposes...................................  B596                 0 26
27.  Average total assets for leverage capital purposes (item 22 less items 23 through 26)..............  A224        44,493,228 27

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28.  Adjustment to total risk-based capital reported in item 21.........................................  B503                 0 28
29.  Adjustment to risk-weighted assets reported in item 62.............................................  B504                 0 29
30.  Adjustment to average total assets reported in item 27.............................................  B505                 0 30

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries)

                                                                           (Column A)                    (Column B)
                                                                    RCFD   Percentage       RCFD         Percentage
31.     Tier 1 leverage ratio (2)                                   7273        N/A         7204            6.89%         31
32.     Tier 1 risk-based capital ratio (3)                         7274        N/A         7206           11.89%         32
33.     Total risk-based capital ratio (4)                          7275        N/A         7205           12.97%         33

----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27)
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62)
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-22
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  32  ]

SCHEDULE RC-R--CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of those items at a 100 percent risk weight (50 percent for derivatives).

                                                                               (Column A)        (Column B)
                                                                                 Totals           Items Not         (Column C)
                                                                                  (from          Subject to
BALANCE SHEET ASSET CATEGORIES                                                 Schedule RC)     Risk-Weighting           0%
                                                Dollar Amounts in Thousands  Bil|Mil|Thou        Bil|Mil|Thou      Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------------------
34.  Cash and balances due from depository institutions (Column A                RCFD 0010                          RCFD B600
     equals the sum of Schedule RC, items 1.a and 1.b......................      1,551,755                            210,173
                                                                                 RCFD 1754         RCFD B603        RCFD B604
35.  Held-to-maturity securities...........................................              0                 0                0
                                                                                 RCFD 1773         RCFD B608        RCFD B609
36.  Available-for-sale securities.........................................      2,060,059            58,342          686,819
37.  Federal funds sold and securities purchased under agreements                RCFD 1350                          RCFD B613
     to resell.............................................................      3,186,756                                  0
                                                                                 RCFD 5369         RCFD B617        RCFD B618
38.  Loans and leases held for sale........................................     12,405,215                 0                0
                                                                                 RCFD B528         RCFD B622        RCFD B623
39.  Loans and leases, net of unearned income (1)..........................     18,568,274                 0                0
                                                                                 RCFD 3123         RCFD 3123
40.  LESS: Allowance for loan and lease losses.............................        277,506           277,506
                                                                                 RCFD 3545         RCFD B627        RCFD B628
41.  Trading assets........................................................         31,782            28,286                0
                                                                                 RCFD B639         RCFD B640        RCFD B641
42.  All other assets (2)..................................................      1,626,835           145,086           52,314
                                                                                 RCFD 2170         RCFD B644        RCFD 5320
43.  Total assets (sum of items 34 through 42).............................     39,153,170           (45,792)         949,306

                                                                                  (Column D)      (Column E)       (Column F)
                                                                                       Allocation by Risk Weight Category
BALANCE SHEET ASSET CATEGORIES                                                        20%             50%             100%
                                                Dollar Amounts in Thousands      Bil|Mil|Thou    Bil|Mil|Thou     Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------------------
34.  Cash and balances due from depository institutions (Column A                   RCFD B601                        RCFD B602
     equals the sum of Schedule RC, items 1.a and 1.b......................         1,341,582                                0   34
                                                                                    RCFD B605      RCFD B606         RCFD B607
35.  Held-to-maturity securities...........................................                 0              0                 0   35
                                                                                    RCFD B610      RCFD B611         RCFD B612
36.  Available-for-sale securities.........................................           810,423         91,064           413,411   36
37.  Federal funds sold and securities purchased under agreements                   RCFD B614                        RCFD 616
     to resell.............................................................         3,186,756                                0   37
                                                                                    RCFD B619      RCFD B620         RCFD B621
38.  Loans and leases held for sale........................................           370,000     12,035,215                 0   38
                                                                                    RCFD B624      RCFD B625         RCFD B626
39.  Loans and leases, net of unearned income (1)..........................         2,882,418      1,424,988        14,260,868   39

40.  LESS: Allowance for loan and lease losses.............................                                                      40
                                                                                    RCFD B629      RCFD B630         RCFD B631
41.  Trading assets........................................................             3,496              0                 0   41
                                                                                    RCFD B642      RCFD B643         RCFD 5339
42.  All other assets (2)..................................................           273,900              0         1,155,535   42
                                                                                    RCFD 5327      RCFD 5334         RCFD 5340
43.  Total assets (sum of items 34 through 42).............................         8,868,575     13,551,267        15,829,814   43

----------
(1)  Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-23
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  33  ]

SCHEDULE RC-R--CONTINUED

                                                                (Column A)                        (Column B)
                                                                Face Value         Credit           Credit
                                                                or Notional      Conversion       Equivalent
BALANCE SHEET ASSET CATEGORIES                                     amount           Factor         Amount (1)
                                  Dollar Amounts in Thousands  Bil|Mil|Thou                      Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS                          RCFD 3819                          RCFD B645
44.  Financial standby letters of credit.....................       54,089           1.00              54,089
                                                                 RCFD 3821                          RCFD B650
45.  Performance standby letters of credit...................      241,654            .50             120,827
                                                                 RCFD 3411
46.  Commercial and similar letters of credit................       51,259            .20              10,252
47.  Risk participations in bankers acceptances                  RCFD 3429                          RCFD B660
     acquired by the reporting institution...................            0           1.00                   0
                                                                 RCFD 3433                          RCFD B664
48.  Securities lent.........................................    4,588,409           1.00           4,588,409
49.  Retained recourse on small business                         RCFD A250                          RCFD B669
     obligations sold with recourse..........................            0           1.00                   0
50.  Retained recourse on financial assets                       RCFD 1727        * Below           RCFD 2243
     sold with low-level recourse............................            0           12.5                   0
51.  All other financial assets sold with                        RCFD B675                          RCFD B676
     recourse................................................            0           1.00                   0
                                                                 RCFD B681                          RCFD B682
52.  All other off-balance sheet liabilities.................            0           1.00                   0
53.  Unused commitments with an original maturity                                                   RCFD B687
     exceeding one year......................................    1,085,334            .50             542,667
                                                                                                    RCFD A167
54.  Derivative contracts                                                                              36,014

                                                                 (Column C)       (Column D)      (Column E)       (Column F)
                                                                             Allocation by Risk Weight Category
BALANCE SHEET ASSET CATEGORIES                                       0%               20%              50%             100%
                                  Dollar Amounts in Thousands   Bil|Mil|Thou     Bil|Mil|Thou    Bil|Mil|Thou     Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS                            RCFD B646        RCFD B647       RCFD B648        RCFD B649
44.  Financial standby letters of credit.....................              0                0               0           54,089  44
                                                                   RCFD B651        RCFD B652       RCFD B653        RCFD B654
45.  Performance standby letters of credit...................              0                0               0          120,827  45
                                                                   RCFD B656        RCFD B657       RCFD B658        RCFD B659
46.  Commercial and similar letters of credit................              0                0               0           10,252  46
47.  Risk participations in bankers acceptances                    RCFD B661        RCFD B662                        RCFD B663
     acquired by the reporting institution...................              0                0                                0  47
                                                                   RCFD B665        RCFD B666       RCFD B667        RCFD B668
48.  Securities lent.........................................              0        4,588,409               0                0  48
49.  Retained recourse on small business                           RCFD B670        RCFD B671       RCFD B672        RCFD B673
     obligations sold with recourse..........................              0                0               0                0  49
50.  Retained recourse on financial assets                                                                           RCFD B674
     sold with low-level recourse............................                                                                0  50
51.  All other financial assets sold with                          RCFD B677        RCFD B678       RCFD B679        RCFD B680
     recourse................................................              0                0               0                0  51
                                                                   RCFD B683        RCFD B684       RCFD B685        RCFD B686
52.  All other off-balance sheet liabilities.................              0                0               0                0  52
53.  Unused commitments with an original maturity                                   RCFD B689       RCFD B690
     exceeding one year......................................              0                0         514,630           28,038  53
                                                                   RCFD B693        RCFD B694       RCFD B695
54.  Derivative contracts                                                  0            9,676          26,338                   54

----------
* Or institution-specific factor.
(1)  Column A multiplied by credit conversion factor.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-24
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  34  ]

SCHEDULE RC-R--CONTINUED

                                                                       (Column C)    (Column D)    (Column E)    (Column F)
                                                                                 Allocation by Risk Weight Category
                                                                           0%           20%           50%           100%
                                       Dollar Amounts in Thousands    Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS
55.  Total assets, derivatives, and off-balance sheet items by        RCFD B696      RCFD B697      RCFD B698      RCFD B699
     risk weight category (for each column, sum of items 43
     through 54)..................................................      949,306     13,466,660     14,092,235     16,043,020   55
56.  Risk weight factor...........................................           *0%           *20%           *50%          *100%  56
57.  Risk-weighted assets by risk weight category (for each           RCFD B700      RCFD B701      RCFD B702      RCFD B703
     column, item 55 multiplied by item 56).......................            0      2,693,332      7,046,118     16,043,020   57
                                                                                                                   RCFD 1651
58.  Market risk equivalent assets................................                                                         0   58
59.  Risk-weighted assets before deductions for excess                                                             RCFD B704
     allowance for loan and lease losses and allocated                                                            25,782,470   59
     transfer risk reserve (sum of item 57, columns C
     through F, and item 58)
                                                                                                                   RCFD A222
60.  LESS:  Excess allowance for loan and lease losses............                                                         0   60
                                                                                                                   RCFD 3128
61.  LESS:  Allocated transfer risk reserve.......................                                                         0   61
                                                                                                                   RCFD A223
62.  Total risk-weighted assets (item 59 minus items 60 and 61)...                                                25,782,470   62

Memoranda                                                   Dollar Amounts in Thousands     RCFD     Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------

1.   Current credit exposure across all derivative contracts
     covered by the risk-based capital standards.......................................     8764           22,850  M.1

                                                                                    With a remaining
                                                                                      maturity of
                                                                                      (Column B)
                                                             (Column A)              Over one year                (Column C)
                                                              One year                  through                     Over
                                                               or less                 five years                five years
                                                     RCFD  Trl|Bil|Mil|Thou   RCFD  Trl|Bil|Mil|Thou   RCFD   Trl|Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
2.   Notional principal amounts of derivative
     contracts: (1)
     a.   Interest rate contracts..................  3809           257,322   8766         628,811     8767          274,780  M.2.a
     b.   Foreign exchange contracts...............  3812                 0   8769               0     8770                0  M.2.b
     c.   Gold contracts...........................  8771                 0   8772               0     8773                0  M.2.c
     d.   Other precious metals contracts..........  8774                 0   8775               0     8776                0  M.2.d
     e.   Other commodity contracts................  8777            38,752   8778          16,857     8779                0  M.2.e
     f.   Equity derivative contracts..............  A000                 0   A001               0     A002                0  M.2.f

----------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-25
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  35  ]

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES

ALL OF SCHEDULE RC-S IS TO BE COMPLETED BEGINNING JUNE 30, 2001.

                                                             (Column A)     (Column B)     (Column C)
                                                             1-4 Family        Home          Credit       (Column D)
                                                             Residential      Equity         Card            Auto
                                                                Loans         Loans       Receivables        Loans
                              Dollar Amounts in Thousands   Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1.   Outstanding principal balance of assets sold and
     securitized by the reporting bank with servicing
     retained or with recourse or other seller-provided      RCFD B705       RCFD B706      RCFD B707      RCFD B708
     credit enhancements.................................            0               0              0              0
2.   Maximum amount of credit exposure arising from
     recourse or other seller-provided credit
     enhancements provided to structures reported in
     item 1 in the form of:
     a.   Retained interest-only strips
          (included in Schedules RC-B or                     RCFD B712       RCFD B713       RCFD B714     RCFD B715
          RC-F or in Schedule RC, item 5)................            0               0               0             0
     b.   Standby letters of credit,
          subordinated securities, and other                 RCFD B719       RCFD B720       RCFD B721     RCFD B722
          enhancements...................................            0               0               0             0
3.   Reporting bank's unused commitments
     to provide liquidity to structures                      RCFD B726       RCFD B727       RCFD B728     RCFD B729
     reported in item 1..................................            0               0               0             0
4.   Past due loan amounts included in item 1:               RCFD B733       RCFD B734       RCFD B735     RCFD B736
     a.   30-89 days past due............................            0               0               0             0
                                                             RCFD B740       RCFD B741       RCFD B742     RCFD B743
     b.   90 days or more past due.......................            0               0               0             0
5.   Charge-offs and recoveries on assets sold and
     securitized with servicing retained or with
     recourse or other seller-provided credit
     enhancements (calendar year-to-date):                   RIAD B747       RIAD B748       RIAD B749     RIAD B750
     a.   Charge-offs....................................            0               0               0             0
                                                             RIAD B754       RIAD B755       RIAD B756     RIAD B757
     b.   Recoveries.....................................            0               0               0             0

                                                             (Column E)     (Column F)         All
                                                                Other       Commercial        Other
                                                               Consumer   and Industrial    Loans and
                                                                Loans         Loans         All Leases
                              Dollar Amounts in Thousands   Bil|Mil|Thou   Bil|Mil|Thou    Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1.   Outstanding principal balance of assets sold and
     securitized by the reporting bank with servicing
     retained or with recourse or other seller-provided       RCFD B709      RCFD B710       RCFD B711
     credit enhancements.................................             0              0               0   1
2.   Maximum amount of credit exposure arising from
     recourse or other seller-provided credit
     enhancements provided to structures reported in
     item 1 in the form of:
     a.   Retained interest-only strips
          (included in Schedules RC-B or                      RCFD B716      RCFD B717       RCFD B718
          RC-F or in Schedule RC, item 5)................             0              0               0   2.a
     b.   Standby letters of credit,
          subordinated securities, and other                  RCFD B723      RCFD B724       RCFD B725
          enhancements...................................             0              0               0   2.b
3.   Reporting bank's unused commitments
     to provide liquidity to structures                       RCFD B730      RCFD B731       RCFD B732
     reported in item 1..................................             0              0               0   3
4.   Past due loan amounts included in item 1:                RCFD B737      RCFD B738       RCFD B739
     a.   30-89 days past due............................             0              0               0   4.a
                                                              RCFD B744      RCFD B745       RCFD B746
     b.   90 days or more past due.......................             0              0               0   4.b
5.   Charge-offs and recoveries on assets sold and
     securitized with servicing retained or with
     recourse or other seller-provided credit
     enhancements (calendar year-to-date):                    RIAD B751      RIAD B752       RIAD B753
     a.   Charge-offs....................................             0              0               0   5.a
                                                              RIAD B758      RIAD B759       RIAD B760
     b.   Recoveries.....................................             0              0               0   5.b


WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
------------------------------------------------                        RC-26
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  36  ]

SCHEDULE RC-S--CONTINUED

                                                             (Column A)     (Column B)     (Column C)
                                                             1-4 Family        Home          Credit       (Column D)
                                                             Residential      Equity         Card            Auto
                                                                Loans         Loans       Receivables        Loans
                              Dollar Amounts in Thousands   Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
6.   Amount of ownership (or seller's) interest
     carried as:                                                             RCFD B761      RCFD B762
     a.   Securities (included in RC-B or RC, item 5)....                            0              0
                                                                             RCFD B500      RCFD B501
     b.   Loans (included in Schedule RC-C)..............                            0              0
7.   Past due loan amounts included in interests
     reported in item 6.a:                                                   RCFD B764      RCFD B765
     a.   30-89 days past due............................                            0              0
                                                                             RCFD B767      RCFD B768
     b.   90 days or more past due.......................                            0              0
8.   Charge-offs and recoveries on loan amounts
     included in interests reported in item 6.a
     (calendar year-to-date):                                                RIAD B770      RIAD B771
     a.   Charge-offs....................................                            0              0
                                                                             RIAD B773      RIAD B774
     b.   Recoveries.....................................                            0              0

FOR SECURITIZATION FACILITIES SPONSORED BY OR
OTHERWISE ESTABLISHED BY OTHER INSTITUTIONS
9.   Maximum amount of credit exposure arising
     from credit enhancements provided by the
     reporting bank to other institutions'
     securitization structures in the form of standby
     letters of credit, purchased subordinated               RCFD B776       RCFD B777      RCFD B778      RCFD B779
     securities, and other enhancements..................            0               0              0              0
10.  Reporting bank's unused commitments to
     provide liquidity to other institutions'                RCFD B783       RCFD B784      RCFD B785      RCFD B786
     securitization structures...........................            0               0              0              0

                                                             (Column E)     (Column F)      (Column G)
                                                                Other       Commercial      All Other
                                                               Consumer   and Industrial    Loans and
                                                                Loans         Loans         All Leases
                              Dollar Amounts in Thousands   Bil|Mil|Thou   Bil|Mil|Thou    Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
6.   Amount of ownership (or seller's) interest
     carried as:                                                             RCFD B763
     a.   Securities (included in RC-B or RC, item 5)....                            0                   6.a
                                                                             RCFD B502
     b.   Loans (included in Schedule RC-C)..............                            0                   6.b
7.   Past due loan amounts included in interests
     reported in item 6.a:                                                   RCFD B766
     a.   30-89 days past due............................                            0                   7.a
                                                                             RCFD B769
     b.   90 days or more past due.......................                            0                   7.b
8.   Charge-offs and recoveries on loan amounts
     included in interests reported in item 6.a
     (calendar year-to-date):                                                RIAD B772
     a.   Charge-offs....................................                            0                   8.a
                                                                             RIAD B775
     b.   Recoveries.....................................                            0                   8.b

FOR SECURITIZATION FACILITIES SPONSORED BY OR
OTHERWISE ESTABLISHED BY OTHER INSTITUTIONS
9.   Maximum amount of credit exposure arising
     from credit enhancements provided by the
     reporting bank to other institutions'
     securitization structures in the form of standby
     letters of credit, purchased subordinated                RCFD B780      RCFD B781       RCFD B782
     securities, and other enhancements..................             0              0               0   9
10.  Reporting bank's unused commitments to
     provide liquidity to other institutions'                 RCFD B787      RCFD B788       RCFD B789
     securitization structures...........................             0              0               0   10


WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------                        RC-27
Legal Title of Bank

FDIC Certificate Number - 05208                                         [  37  ]

SCHEDULE RC-S--CONTINUED
                                                             (Column A)     (Column B)     (Column C)
                                                             1-4 Family        Home          Credit       (Column D)
                                                             Residential      Equity         Card            Auto
                                                                Loans         Loans       Receivables        Loans
                              Dollar Amounts in Thousands   Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11.  Assets sold with recourse or other seller-
     provided credit enhancements and not                    RCFD B790       RCFD B791      RCFD B792      RCFD B793
     securitized by the reporting bank                               0               0              0              0
12.  Maximum amount of credit exposure arising
     from recourse or other seller-provided credit
     enhancements provided to assets reported in             RCFD B797       RCFD B798      RCFD B799      RCFD B800
     item 11                                                         0               0              0              0

SCHEDULE RC-S--CONTINUED
                                                             (Column E)     (Column F)      (Column G)
                                                                Other       Commercial      All Other
                                                               Consumer   and Industrial    Loans and
                                                                Loans         Loans         All Leases
                              Dollar Amounts in Thousands   Bil|Mil|Thou   Bil|Mil|Thou    Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11.  Assets sold with recourse or other seller-
     provided credit enhancements and not                     RCFD B794      RCFD B795       RCFD B796
     securitized by the reporting bank                                0              0               0   11
12.  Maximum amount of credit exposure arising
     from recourse or other seller-provided credit
     enhancements provided to assets reported in              RCFD B801      RCFD B802       RCFD B803
     item 11                                                          0              0               0   12


MEMORANDUM ITEMS 1, 2, AND 3 ARE TO BE COMPLETED BEGINNING JUNE 30, 2001

Memoranda                                                               Dollar Amounts in Thousands  RCFD    Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------------------
1.   Small Business obligations transferred with recourse under
     Section 208 of the Riegle Community Development and Regulatory
     Improvement Act of 1994:
     a.   Outstanding principle balance...........................................................   A249              0   M.1.a
     b.   Amount of retained recourse on these obligations as of
          the report date.........................................................................   A250              0   M.1.b
2.   Outstanding principal balance of assets serviced for others:
     a.   1-4 family residential mortgages serviced with recourse
          or other servicer-provided credit enhancements..........................................   B804              0   M.2.a
     b.   1-4 family residential mortgages serviced with no recourse
          or other servicer-provided credit enhancements..........................................   B805            326   M.2.b
     c.   Other financial assets (1)..............................................................   A591        123,223   M.2.c
3.   Asset-backed commercial paper conduits:
     a.   Maximum amount of credit exposure arising from credit
          enhancements provided to conduit structures in the form of standby letter of credit, subordinated securities, and
          other enhancements:
          (1)  Conduits sponsored by the bank, a bank affiliate, or
               the bank's holding company.........................................................   B806              0   M.3.a.1
          (2)  Conduits sponsored by other unrelated institutions.................................   B807              0   M.3.a.2
     b.   Unused commitments to provide liquidity to conduit structures:
          (1)  Conduits sponsored by the bank, a bank affiliate, or the
               bank's holding company.............................................................   B808              0   M.3.b.1
          (2)  Conduits sponsored by other unrelated institutions.................................   B809              0   M.3.b.2

----------
(1) Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS                   FFIEC 031
  REPORTED IN THE REPORTS OF CONDITION AND INCOME                     RC-31
     at close of business on June 30, 2001
                                                                      [  41  ]

       Wells Fargo Bank Minnesota, N.A.       Minneapolis        MN
                                              -----------        --
              LEGAL TITLE OF BANK                CITY           STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement mut be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statements's accuracy. The statement must be signed, in the space provided below, I, the senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of the statements exceeding the 750-character limit described above.) THE STATEMENT WILL BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
X = NO COMMENT    Y = COMMENT .....................................   6979    X

BANK MANAGEMENT STATEMENT (please type or print clearly):
     TEXT (70 CHARACTERS PER LINE)
  6980
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       SIGNATURE OF EXECUTIVE OFFICER OF BANK                 DATE OF SIGNATURE

                     THIS PAGE TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
                                                                       [  42  ]

                                              OMB No. For OCC: 1557-0081
    NAME AND ADDRESS OF BANK                  OMB No. For FDIC: 3064-0052
                                         OMB No. For Federal Reserve: 7100-0036
                                               Expiration Date: 3/31/2004
WELLS FARGO BANK MINNESOTA, N.A.
SIXTH STREET AND MARQUETTE AVENUE                     SPECIAL REPORT
      MINNEAPOLIS, MN 55479                  (Dollar Amounts in Thousands)
                                       CLOSE OF BUSINESS DATE   FDIC Certificate
                                                                      Number
                                        6/30/2001                     5208
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a).
(Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.)

SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.
--------------------------------------------------------------------------------

                                                                                RCFD

a.   Number of loans made to executive officers since the
     previous Call Report date...............................................   3561         0  a
b.   Total dollar amount of above loans (in thousands of
     dollars)................................................................   3562         0  b
c.   Range of interest charged on above loans                          FROM                TO
     (example:  9-3/4% = 9.75..............................   7701     0.00%    7702      0.00% c

/s/ James E. Hansen  Vice President                           7/27/2001
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO             DATE (Month, Day, Year)
SIGN REPORT
--------------------------------------------------------------------------------
FDIC 8040/53 (3-01)
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